UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-2333

New Perspective Fund, Inc.
(Exact Name of Registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2005

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)

Copies to:
Richard M. Phillips
Kirkpatrick & Lockhart Nicholson Graham LLP
Four Embarcadero Center, 10th Floor
San Francisco, CA 94111
(Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

NEW PERSPECTIVE FUND

[close-up photo of the inside of a light bulb]

Powering the global economy:
Shedding light on the energy picture

Annual report for the year ended September 30, 2005

NEW PERSPECTIVE  FUND(R) seeks long-term  growth of capital through  investments all over the world,  including the United  States.  It focuses on  opportunities
generated  by  changing   global  trade  patterns  and  economic  and  political
relationships.

This fund is one of the 29  American  Funds.  The  organization  ranks among the nation's  three  largest  mutual  fund  families.  For more than seven  decades,
Capital  Research and Management  Company,(SM)  the American Funds adviser,  has invested  with a long-term  focus based on thorough  research  and  attention to risk.

Contents                                                                 Page

Letter to shareholders                                                      1
The value of a long-term perspective                                        4
Report feature: Powering the global economy                                 6
Summary investment portfolio                                               12
Financial statements                                                       17
Directors and officers                                                     31
What makes American Funds different                                back cover

FIGURES  SHOWN ARE PAST  RESULTS  FOR CLASS A SHARES AND ARE NOT  PREDICTIVE  OF
RESULTS IN FUTURE  PERIODS.  CURRENT  AND FUTURE  RESULTS MAY BE LOWER OR HIGHER
THAN THOSE  SHOWN.  SHARE PRICES AND RETURNS  WILL VARY,  SO INVESTORS  MAY LOSE
MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT
FDIC-INSURED,  NOR ARE THEY  DEPOSITS  OF OR  GUARANTEED  BY A BANK OR ANY OTHER
ENTITY.  FOR  THE  MOST  CURRENT   INFORMATION  AND  MONTH-END  RESULTS,   VISIT
AMERICANFUNDS.COM.  FUND RESULTS SHOWN, UNLESS OTHERWISE  INDICATED,  ARE AT NET
ASSET VALUE. IF A SALES CHARGE  (MAXIMUM  5.75%) HAD BEEN DEDUCTED,  THE RESULTS
WOULD HAVE BEEN LOWER.

The fund's investment adviser waived 5% of its management fees from September 1,
2004,  through March 31, 2005, and increased the waiver to 10% on April 1, 2005.
Fund results shown reflect the waiver, without which they would have been lower.
Please see the Financial Highlights table on page 25 for details.

Please  see  page 4 for  Class A  share  results  with  relevant  sales  charges deducted.  Results for other share  classes can be found on page 30.  Please see the inside back cover for important information about other share classes.

Investing  outside the United  States is subject to  additional  risks,  such as currency  fluctuations  and  political  instability,  which are  detailed in the fund's prospectus.

[close-up photo of the inside of a light bulb]

FELLOW SHAREHOLDERS:

Bracketed by strong first and fourth  quarters,  global markets recorded sizable gains for the fiscal year ended September 30, 2005. Results from Europe and Asia topped  those of the United  States and  returns  from the  energy  sector  were particularly strong.

For the 12 months,  New  Perspective  Fund  gained  19.7% for  shareholders  who reinvested  the 25.7  cents-a-share  dividend paid in December  2004. The fund's return  edged out the 19.5% gain  recorded by the  unmanaged  MSCI World  Index, marking the ninth straight year in which the fund bested its primary  benchmark.
In terms of its peer group, New Perspective's  one-year figure trailed the 20.6%
return of the Lipper Global Funds Index.

We encourage  investors to take a long-term view. The results shown in the table below  point  up the  meaningful  advantage  the fund  has  maintained  over its benchmarks for longer time periods.

STRONG START, STRONG FINISH

The  fiscal  period  began on a  favorable  note as  softening  oil prices and a clear-cut result in the U.S.  presidential election boosted investor confidence.
But the new year found  markets  moving  sideways,  with  investors  questioning whether  corporate  earnings  would  continue  to recover  and  uneven  economic indicators  sparking  doubts about the global  economy's  strength.  Yet neither these  concerns,  nor oil prices that were once again trending  higher,  nor the impact on the United States of hurricanes Rita and Katrina were enough to derail the market rally in Japan and Europe that marked the final quarter.

The currency  tailwind  that for more than two years had  significantly  boosted global returns for U.S. investors became a light headwind during the period. The euro  (-3.3%),  yen  (-3.2%) and  British  pound  (-2.7%) all lost ground to the greenback,  while the New Zealand,  Australian and Canadian dollars gained 2.2%,
4.9% and 7.9%, respectively.

In the United States,  the Federal Reserve Board  maintained its measured course of interest rate hikes, increasing the federal funds rate (the rate banks charge each other for  overnight  loans) eight times -- from 1.75% to 3.75%.  While the tighter  monetary policy has, in part,  been aimed at staving off inflation,  it has left many  investors  wondering  how high  rates are headed and how that may affect  growth.  This,  coupled with the economic  drag caused by rising  energy prices,  resulted in a stock  market  climb of 13.0%,* a solid gain but one that trailed those of most other industrialized nations.  Elsewhere in North America,
Canadian  markets  soared 42.2% as that country's  energy and resources  sectors turned in robust results.

*Unless  otherwise  indicated,  country  returns  are based on MSCI  indexes and measured in U.S. dollars with gross dividends reinvested.

[Begin Sidebar]
Results at a glance
(For periods ended September 30, 2005, with all distributions reinvested)


                                                                                    Average annual total returns
                                                           1 year                                           Lifetime (since
                                                        total return         5 years       10 years         March 13, 1973)

New Perspective Fund                                       +19.7%             +4.1%         +11.3%              +13.7%
MSCI indexes:(1)
     World Index                                           +19.5              +0.7           +7.7               +10.3
     USA Index                                             +13.0              -1.7           +9.5               +10.9
Lipper Global Funds Index(2)                               +20.6              +1.0           +7.7                  --


(1)The indexes are unmanaged.
(2)The index did not exist prior to 12/31/83.
[End Sidebar]

[Begin Sidebar]
Where the fund's assets are invested
(percent invested by country)


                                      September 30
                                  2005             2004

Europe                            38.6%            38.0%
United Kingdom                     9.2              8.8
France                             7.1              6.7
Germany                            5.8              4.7
Switzerland                        4.8              2.9
Netherlands                        3.8              5.1
Spain                              2.4              1.4
Italy                              1.0              1.3
Austria                            0.9              1.3
Sweden                             0.8              0.2
Belgium                            0.8              1.0
Denmark                            0.7              0.9
Norway                             0.6              1.6
Ireland                            0.4              1.5
Portugal                           0.3              0.6

The Americas                      36.4%            41.8%
United States                     28.8             35.5
Brazil                             3.3              2.2
Canada                             3.3              3.4
Mexico                             1.0              0.7

Asia/Pacific Basin                18.3%            14.4%
Japan                              9.8              9.0
South Korea                        2.8              1.5
Taiwan                             2.6              1.4
Australia                          1.7              2.3
Singapore                          0.7              0.1
Hong Kong                          0.4              0.0
India                              0.3              0.1

Other                              0.6%             1.1%

Cash & equivalents                 6.1%             4.7%

Total                            100.0%           100.0%

[End Sidebar]

In Europe,  markets were led higher by ongoing corporate  restructuring,  strong profit  growth and a shifting  political  climate that could  portend  increased economic reform in some nations. Germany (+26.3%), France (+26.2%),  Switzerland
(+24.9%),   the  Netherlands  (+23.8%)  and  the  United  Kingdom  (+20.7%)  all
experienced gains.

Japanese  markets  rose by 27.0% -- with much of the uptick  coming in the final quarter -- as  domestic  demand  began  playing a more  significant  role in GDP growth and  corporations  started  taking an  increasingly  shareholder-friendly stance on issues like dividends and share buybacks. Elsewhere within the Pacific
Basin,  Australia  (+41.7%) and Korea  (+58.8%)  showed  similar  strength while
Taiwan (+11.8%) lagged.

ENERGY LEADS

With rising global demand -- particularly  from China and India -- continuing to stretch  the  world's  oil  supply,  companies  in  the  energy  sector  enjoyed considerable  pricing power and huge profits.  Share prices generally  reflected the strength of corporate balance sheets and all of New  Perspective's  holdings in the sector rose.  Top 10 holdings  Royal Dutch Shell  (+31.8%) and  Petrobras
(+101.4%) both surged.  Other sizable  positions  included Italy's ENI (+32.3%),
Canadian Natural Resources (+125.7%) and TOTAL (+33.8%) of France.

The run-up in energy  prices  has been  front page news and poses a  significant challenge to the global  economy.  In the feature  article  "Powering the global economy: Shedding light on the energy picture" that begins on page 6, we examine some of the root causes of the current environment. We also look at how a number of New  Perspective's  holdings might  actually  benefit from the challenges and opportunities created by the world's increasing appetite for energy.

DEVELOPING MARKETS AND STRONG STOCK SELECTION

New Perspective  Fund benefited  greatly from its ability to invest a portion of assets in developing markets,  including Brazil, which is well represented among the fund's biggest gainers. In addition to the aforementioned  Petrobras,  AmBev
(+66.0%),  South  America's  leading  brewer and a top 10 holding,  is domiciled there, as is mining giant CVRD (+95.2%).  On the other side of the globe, Indian energy  conglomerate  Reliance  Industries (+60.2%) rose sharply as did longtime holdings Taiwan Semiconductor  Manufacturing (+32.8%), New Perspective's seventh largest  position,  and Hon Hai  Precision  Industry  (+62.3%),  a  Taiwan-based electronics manufacturer.

Strong stock selection was evident in many of the fund's larger holdings,  which cut  across a  variety  of  sectors.  Among top 10  positions,  shares of Google
(+144.2%) more than doubled as it continued to exhibit  attractive  growth rates
in  the  rapidly   expanding  area  of  Internet   search   advertising.   Swiss
pharmaceutical  giant,  Roche,  increased  34.3% as the  company's  portfolio of cancer drugs  continued to show  efficacy  and gain market  share.  In addition,
Roche has seen a surge in sales of Tamiflu,  a potentially  important  weapon in the fight against the avian flu virus.  U.S.  consumer  products behemoth Altria
(+56.7%)  posted a major gain  thanks to an  improved  litigation  picture and a dividend yield that continues to attract investors seeking more certain returns.

[Begin Sidebar]
Largest equity holdings

                                                    Percent of net assets

Vodafone                                                     2.34%
Roche Holding                                                2.14
Sanofi-Aventis                                               2.04
Altria Group                                                 1.96
Royal Dutch Shell                                            1.86
Petrobras                                                    1.44
Taiwan Semiconductor Manufacturing                           1.41
AmBev                                                        1.33
Google                                                       1.32
Telefonica                                                   1.23
[End Sidebar]

Rounding out the top 10 were French pharmaceutical  manufacturer  Sanofi-Aventis
(+14.0%)  and a pair  of  telecom  giants,  Telefonica  (+14.0%)  of  Spain  and
Britain's Vodafone (+8.6%).

However not all large holdings fared as well. Industrial  conglomerate Tyco fell
9.2%,  insurance giant American  International Group lost 8.9% and Microsoft was down 6.9%.

CHANGES IN THE PORTFOLIO

During the period we reduced our  holdings in the United  States by, among other things,  trimming a select number of larger positions including  Motorola,  Time
Warner and News Corp.

We increased our investments in Asia where we found a variety of  opportunities.
These  included  Japanese  banks,  which we  believe  stand to  benefit  from an improving  domestic  economy and  indications  that the country's  interest rate environment  may  change  in a way  that  adds to  profitability.  Additionally, falling prices for flat-panel  televisions  have  accelerated  consumer  demand.
Anticipating this trend, we added to our investments in a number of Taiwan-based
LCD panel manufacturers.

A CAUTIOUS OUTLOOK

The global economy has thus far shown  considerable  resilience in absorbing the effects of rising energy prices,  but at some point,  glancing blows may turn to staggering  ones. As the world's largest  economy and biggest oil consumer,  the
United States may be  particularly  vulnerable,  a point  underscored by fallout from recent events in the Gulf Coast.

And while most  overseas  markets  have been  thriving,  a  full-blown  Japanese economic  recovery is by no means a  certainty.  In Europe,  even though  profit growth has been robust,  overall  growth is sluggish and calls into question the stamina of the trend.

Amid  these  questions  and  conditions,  and  after  three  straight  years  of double-digit returns for global markets and the fund, we are urging caution. Our philosophy  emphasizes a long-term  perspective  and attention to risk, and this market calls for both.

Just as we have  for over  three  decades,  we'll  continue  to scan the  global landscape for both the economic trends that influence markets and the investment opportunities that can benefit New Perspective's shareholders.

We thank you for your continuing commitment to long-term investing.

Cordially,

/s/ Gina H. Despres

Gina H. Despres
Vice Chairman of the Board

/s/ Robert W. Lovelace

Robert W. Lovelace
President

November 11, 2005

For current information about the fund, visit americanfunds.com.

William I.  Miller,  an  independent  Director of the fund since 1992,  has been elected  non-executive  chairman of the Board.  Gina H.  Despres,  the  previous chairman, has been elected vice chairman. As independent Board chair, Mr. Miller will chair Board  meetings,  including  executive  sessions  of the  independent
Directors,  and will be responsible  for Board agendas,  but will not have other
executive  or  management   responsibilities  with  the  fund.  He  will  remain
unaffiliated with Capital Research and Management Company, the fund's investment adviser, and any of its affiliates.

THE VALUE OF A LONG-TERM PERSPECTIVE

Figures  shown are past  results  for Class A shares and are not  predictive  of results in future  periods.  Current  and future  results may be lower or higher than those  shown.  Share prices and returns  will vary,  so investors  may lose
money.  For  the  most  current   information  and  month-end   results,   visit
americanfunds.com. Fund figures reflect deduction of the maximum sales charge of
5.75% on the $10,000 investment.(1) Thus the net amount invested was $9,425.(2)

HOW A $10,000 INVESTMENT HAS GROWN

There have always been  reasons not to invest.  If you look beyond the  negative headlines,  however, you will find that, despite occasional stumbles,  financial markets have tended to reward investors over the long term. Active management --
bolstered by experience and careful  research -- can add even more value. As the chart below shows,  over its lifetime New Perspective Fund has done demonstrably better than its relevant  benchmarks.  Dividends,  particularly when reinvested, have accounted for a large portion of the fund's overall results.

AVERAGE ANNUAL TOTAL RETURNS BASED ON A $1,000 INVESTMENT
(for periods ended September 30, 2005)*


                                                  1 year            5 years         10 years

Class A shares                                    +12.79%           +2.85%           +10.68%


*Assumes  reinvestment  of all  distributions  and payment of the maximum  5.75%
sales charge.

The fund's investment adviser waived 5% of its management fees from September 1,
2004,  through March 31, 2005, and increased the waiver to 10% on April 1, 2005.
Fund results shown reflect the waiver, without which they would have been lower.
Please see the Financial Highlights table on page 25 for details.

LOW FUND EXPENSES, LOW TURNOVER RATE(1)
Year ended September 30, 2005


                                              New Perspective Fund                  Industry average(2)

Expense ratio                                         0.74%(3)                              1.58%
Portfolio turnover rate                                   30%                                 76%


(1) The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
(2) Latest available data for front-end load funds in the Lipper Global Funds
    Average.
(3) Reflects the fee waiver, 0.77% without the fee waiver.

The fund's investment adviser waived 5% of its management fees from September 1,
2004,  through March 31, 2005, and increased the waiver to 10% on April 1, 2005.
Expense  ratios  shown  reflect the waiver,  without  which they would have been higher. Please see the Financial Highlights table on page 25 for details.

[begin mountain chart]


             New              New
Year         Perspective      Perspective      MSCI USA        MSCI World
ended        Fund with        Fund             Index with      Index with
September    dividends        excluding        dividends       dividends        Original
30           reinvested(1,3)  dividends(1)     reinvested(4)   reinvested(4)    Investment
<s>          <c>              <c>              <c>             <c>              <c>
1973(5)      $9,931            9,931            9,646           9,493           10,000
1974          7,397            7,159            5,797           5,885           10,000
1975         10,761            9,945            7,955           7,645           10,000
1976         12,711           11,414           10,381           9,325           10,000
1977         13,041           11,447            9,927           9,682           10,000
1978         17,330           14,851           10,955          11,891           10,000
1979         20,086           16,785           12,044          13,358           10,000
1980         24,849           20,236           14,203          15,940           10,000
1981         25,297           19,876           13,950          14,915           10,000
1982         27,132           19,970           15,461          15,310           10,000
1983         39,066           27,021           22,068          21,623           10,000
1984         39,467           26,470           23,024          22,854           10,000
1985         45,547           29,634           26,532          28,609           10,000
1986         63,229           40,199           34,782          45,568           10,000
1987         94,662           59,018           49,363          65,790           10,000
1988         81,177           49,425           42,826          61,886           10,000
1989        103,896           61,382           56,879          77,849           10,000
1990         98,828           56,985           52,018          61,412           10,000
1991        122,408           68,721           68,593          76,935           10,000
1992        132,246           72,778           76,212          76,606           10,000
1993        156,496           84,770           86,181          92,610           10,000
1994        176,224           94,196           89,654         100,086           10,000
1995        209,056          110,012          117,254         115,068           10,000
1996        231,302          119,395          142,382         131,407           10,000
1997        300,629          152,502          199,645         163,771           10,000
1998        304,321          152,132          221,700         164,609           10,000
1999        421,280          208,845          284,076         213,848           10,000
2000        501,040          247,471          316,802         231,980           10,000
2001        393,481          192,176          231,378         167,321           10,000
2002        333,032          160,633          180,997         135,766           10,000
2003        434,522          207,655          226,168         171,091           10,000
2004        511,218          242,508          256,963         201,256           10,000
2005        611,798          287,485          290,284         240,513           10,000

[end mountain chart]


Year ended
September 30                         1973(5)          1974         1975         1976         1977         1978         1979
Total value
Dividends reinvested                      --          $325          401          336          279          319          443
Value at year-end                      9,931         7,397       10,761       12,711       13,041       17,330       20,086
NPF's total return                    (0.7)%        (25.5)         45.5         18.1          2.6         32.9         15.9

Year ended
September 30                            1980          1981         1982         1983         1984         1985         1986
Total value
Dividends reinvested                     501           930        1,666        1,830        1,205        1,195        1,178
Value at year-end                     24,849        25,297       27,132       39,066       39,467       45,547       63,229
NPF's total return                      23.7           1.8          7.3         44.0          1.0         15.4         38.8

Year ended
September 30                            1987          1988         1989         1990         1991         1992         1993
Total value
Dividends reinvested                   1,393         1,819        2,603        2,615        2,977        2,522        2,171
Value at year-end                     94,662        81,177      103,896       98,828      122,408      132,246      156,496
NPF's total return                      49.7        (14.2)         28.0        (4.9)         23.9          8.0         18.3

Year ended
September 30                            1994          1995         1996         1997         1998         1999         2000
Total value
Dividends reinvested                   2,229         2,811        4,126        4,362        4,385        3,039        1,765
Value at year-end                    176,224       209,056      231,302      300,629      304,321      421,280      501,040
NPF's total return                      12.6          18.6         10.6         30.0          1.2         38.4         18.9

Year ended
September 30                            2001          2002         2003         2004         2005
Total value
Dividends reinvested                   5,394         5,382        3,371        3,606        5,274
Value at year-end                    393,481       333,032      434,522      511,218      611,798
NPF's total return                    (21.5)        (15.4)         30.5         17.7         19.7


Average annual total return for fund's lifetime: 13.5%

(1) As outlined in the prospectus, the sales charge is reduced for accounts
    (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) The maximum initial sales charge was 8.50% prior to July 1, 1988.
(3) Includes reinvested dividends of $72,451 and reinvested capital gain distributions of $211,883.
(4) The indexes are unmanaged and do not reflect the effects of sales charges, commissions or expenses.
(5) For the period March 13, 1973 (commencement of operations) through
    September 30, 1973.

The  results  shown  are  before  taxes on fund  distributions  and sale of fund shares.

POWERING THE GLOBAL ECONOMY:
Shedding light on the energy picture

[photo collage: keyboard and the lower half of a computer screen, chart on a computer screen, two men talking in front of a large wall map and black and white photo of a refinery]

New  Perspective  Fund began  operations in March 1973.  Seven months later,  on
October  17,  the OPEC  embargo  caused oil prices to soar and set in motion the first post-World War II energy crisis.

In response to the gas lines and  recession  that  followed,  many  now-familiar questions were loudly voiced.  Among them: Is the world running out of oil? Does the United States need to reduce its  dependence on foreign oil? Does our future depend on alternative energy?

Oil prices eventually stabilized and these concerns quieted, but each subsequent crisis, in addition to sending prices higher, reawakens these worries and pushes them back into the public debate.

While most of us encounter  the issue  head-on when we visit the gas pump or pay our monthly utility bills, it's not always clear what's behind the rising prices we're being asked to pay. And the  politicized  nature of the energy  debate can stand in the way of getting answers to the larger questions.

Yet  whatever  those  answers may be,  this much is  certain:  Energy -- whether defined as raw materials  like oil,  natural gas, coal or uranium that power the world,  or as the stuff that pulses  through power lines -- may be both the most global and the most  indispensable  commodity  there is. So when prices rise and supply seems scarce, the world takes notice.

In the  following  roundtable  discussion,  a number of New  Perspective  Fund's investment  professionals  examine  some of the reasons oil prices have risen to their present levels and shed light on how some of the fund's investments may be well-positioned to take advantage of the current climate.

Fund Vice  Chairman  Gina  Despres  and  President  Rob  Lovelace  are joined by portfolio  counselors  Gregg  Ireland  and  Dina  Perry,  as well as oil and gas analysts  Cathy Kehr and Frank Hu, oil services  analyst  Jacinto  Hernandez and utilities analyst Michael Cohen.

WHERE WE ARE

ROB:  When you look at the global  economy  over the past two years,  energy has certainly  been one of the  dominant  themes.  Oil and gas prices  have  climbed steadily  and  significantly,  and so has concern over the  potential  impact of those  prices on the global  economy.  And recent  events on the Gulf Coast have added to these worries.

GREGG:  It's  definitely a cause for  concern,  but it's  likewise  important to remember that we're not in uncharted  waters.  I have been with New  Perspective from the beginning, first as an analyst in the energy sector and ultimately as a portfolio counselor, and this is my fourth oil crisis. The first was, of course, the OPEC  embargo,  which was followed by the Iran/Iraq war in the late '70s and early '80s, the Gulf War in 1991 and on up to the present situation. They've all had things in common,  although the current one strikes me, in an important way, as a genuine departure from its predecessors.

[Begin Photo Caption]
[photo of Gina Despres]
Gina Despres
[End Photo Caption]

[Begin Pull Quote]
There are a lot more  people and  countries  looking to tap the  world's  energy resources,  which  decreases the likelihood that we'll see the return of $20 per barrel oil anytime soon.
[End Pull Quote]

DINA: I agree. The first three arose primarily as a result of political  factors at work in the Middle  East.  And while  there's an  understandable  tendency to attribute  today's  crisis to a similar  cause,  especially  given the political developments  in that part of the world  over the past few  years,  the roots of this situation are  different.  When you look at the data, it seems fairly clear that the current situation has more to do with global demand. Specifically,  the surging demand for energy coming from the developing world,  particularly  India and China.

CATHY:  The demand growth that Dina refers to has been  unprecedented  and, as a result, has caught the industry somewhat flat-footed.  The problem has little to do with the amount of oil or gas that's in the ground,  but rather is the result of not having  enough of the  equipment,  infrastructure  and skilled  personnel needed to extract it, refine it and deliver it to consumers.  Simply put,  we've got a system with a number of bottlenecks.

HOW WE GOT HERE

FRANK: And there are reasons for those  bottlenecks.  As oil prices  skyrocketed around the time of the second  crisis Gregg  mentioned,  energy  companies had a strong  incentive to increase  their  production  capacity -- whether that meant more  exploration,  pipelines,  refining capacity and so on -- and they did. The
problem  was  that   eventually  the  crisis   abated,   oil  prices  came  down
substantially  and,  by and large,  stayed low for a  prolonged  period of time.
Moreover,  for a number of years,  demand actually dropped.  Unfortunately,  the period of elevated  prices had spawned a boom  mentality  among many  producers.
This led to a slew of big,  expensive and, in many cases,  poorly  conceived and inefficient  projects,  the  financial  success of which  depended on oil prices remaining high.  Because of its zeal to capitalize on high prices,  the industry was left with a generation  of somewhat  inefficient  infrastructure  and became gun-shy about further large-scale investment.

[photo of a control room]
[black and white photo of windmills]

[Begin Photo Caption]
[photo of Rob Lovelace]
Rob Lovelace
[End Photo Caption]

[Begin Pull Quote]
While higher energy  prices may be a bitter pill for many  consumers to swallow, and the world  economy  will likely  experience  additional  fallout  from those prices,  this new  reality  can create  opportunity  for  investors.  And taking advantage of opportunities  created by shifts like these has always been central to New Perspective's mandate.
[End Pull Quote]

CATHY:  Global demand growth  eventually  returned and, in the ensuing  decades, producers  and  refiners  met it by focusing on removing  kinks from the system.
They  learned  to  drive  the  existing  infrastructure  harder  and  relied  on technological advances to make it more efficient. Unfortunately, we've reached a point where the world's thirst for energy has outstripped the existing  system's ability to meet demand, and it's going to take a while for the industry to catch
up.

GINA:  That being said, the  underlying  driver in all of this is the increasing use of energy  worldwide.  There are a lot more people and countries  looking to tap those resources, which decreases the likelihood that we'll see the return of
$20 per barrel oil anytime soon.

OPPORTUNITY IN A TOUGH ENVIRONMENT

ROB: That's  absolutely  right. And while higher prices may be a bitter pill for consumers to swallow,  and the world economy will likely  experience  additional fallout  from  those  prices,  this  new  reality  can  create  opportunity  for investors.  And taking advantage of  opportunities  created by shifts like these has always been central to New Perspective's mandate.

DINA: The first place to start when you begin talking about these  opportunities is with the global energy  companies  themselves.  Higher demand enables them to charge more for their  products and that has  typically  translated  into rising profits and share prices.  New  Perspective  holds a select group of oil and gas companies.  These include  household  names like Royal Dutch Shell,  Chevron and
ExxonMobil,  as well as  companies  like  Italy's  ENI,  Petrobras of Brazil and
Norwegian producer Norsk Hydro, which may be less familiar to U.S. investors.

CATHY:  These are  companies  that find the oil and gas and bring it to  market.
They've thrived in the current environment. But it's important to point out that we don't  simply take note of rising oil prices and then go invest in the energy sector.  We do  intensive,  bottom-up  research  in the  hope of  zeroing  in on companies that present what we believe are particularly good  opportunities.  In the case of the latter three Dina mentioned, each company has unique appeal.

FRANK:  ENI has become a significant  global  player in the booming  natural gas market,  with highly  productive  assets in North Africa and  Kazakhstan,  while
Petrobras  has a  terrific  growth  profile  and huge  offshore  assets in South
America.  Norsk Hydro had growth opportunities that we didn't feel were properly reflected in the company's  market  value.  All of these  investments  have done extremely well.

GINA:  The oil and gas  companies  definitely  stand to benefit from the current climate, but so do firms involved in supporting their exploration and production efforts. This category of companies is known collectively as "oil services," and encompasses  firms  engaged in a fairly broad range of  activities -- from those that help the producers drill for oil, to those that own and lease the oil rigs,
to  the   engineering   firms   involved   in  helping   build  the   industry's
infrastructure.

JACINTO:  One  particularly   interesting  example  is  Technip  of  France.  An
engineering company,  Technip is at the forefront of the energy sector's efforts on engineered oil -- which involves creating  transportation fuels like gasoline and diesel from things  like  natural gas and coal.  When oil prices were lower, engineered oil was not  cost-effective  relative to traditional  crude,  but the steep rise in prices  has made it more  viable.  Importantly  for  Technip,  the infrastructure  necessary  to produce  engineered  oil  consists  of  multiyear, multibillion  dollar  projects  that  require huge  amounts of  engineering.  In addition,  the company is the leading  engineering firm for many projects in the growing liquefied natural gas (LNG) business as well as the traditional refining business, so they have exposure across the entire oil and gas spectrum.

GINA:  This kind of engineering has been critical to the success of another fund holding,  Canadian  Natural  Resources,  a big  participant  in  the  oil  sands business. Oil sands are petroleum deposits that sit near the earth's surface and are extracted  using a kind of mining  process.  Up until the last few years the end product was expensive to produce relative to traditionally  extracted crude, but as  technology  has advanced and the price of oil has risen,  oil sands have become an economical  energy source.  The fact that the world's largest reserves are in Canada -- a stable and secure place to do business -- adds to the appeal.
Canadian Natural has been a big winner for New Perspective.

BEYOND THE OBVIOUS

MICHAEL:  Moving a bit further  downstream brings you to another sector that may be  well-positioned  to benefit:  utilities.  Again,  we're not investing in the sector  as a whole  but  rather  in  companies  we  believe  are  advantageously positioned  within  it.  Take the  German  company  E.ON,  a  provider  of power throughout  Northern and Central  Europe,  the United Kingdom and the midwestern
United States, as well as a key player in the European natural gas market.

DINA: To generate  electricity,  utilities like E.ON use huge amounts of natural gas, oil and coal.  Elevated prices for those  commodities  generally  translate into significantly higher operating costs.  However,  companies that can produce power using a variety of fuels are able,  to a certain  extent,  to use the most cost-efficient fuels available at a given time. If natural gas is cheap relative to oil, the company will burn natural gas. If natural gas is expensive  relative to  coal,  they'll  use  coal and so on.  This is  known  as  having  a  diverse generation portfolio, and it can give a company a huge cost advantage.  E.ON has an extremely diverse  generation  portfolio.  In addition,  the company has been consolidating  the European power market -- buying  smaller  utilities that they integrate into their network -- which adds to their economies of scale.

MICHAEL:  E.ON's diverse  generation  portfolio  benefits the company in another way.  Since the  European  Union is a  signatory  to the United  Nations'  Kyoto
Protocol on climate  change,  EU member  nations must commit to reducing  carbon dioxide and other  greenhouse  emissions.  They do this by  essentially  forcing companies to buy so-called "green certificates" in amounts commensurate with the pollutants  they  generate.  Companies  able to  generate  power  while  keeping emissions  low minimize the number of  certificates  they need to purchase  and,
consequently,   enjoy  a  significant  competitive  advantage.   E.ON's  overall
generation output is, thanks to its diversity,  considered  relatively  "clean."
Less  diverse  companies  have  to  shell  out  for  greater  numbers  of  these certificates or make costly upgrades to their plants, both of which add to their costs and make them less competitive.

GINA:  Since a huge share of energy  consumption  is  attributable  to cars,  it stands to reason that high gasoline prices will eventually benefit manufacturers of  fuel-efficient  automobiles.  Among those  represented in New  Perspective's portfolio are a selection of Asian  producers  known for building these kinds of vehicles.  They include South  Korea's  Hyundai  Motor,  and Honda and Toyota of
Japan.

GREGG:  Toyota is  particularly  impressive.  As a  technological  leader in the global auto  industry,  it's very  well-positioned.  It was the first major auto company to aggressively  market  gas/electric hybrid technology and it continues to set the standard.  In terms of annual gas usage,  Toyota's Prius hybrid burns roughly half as much  gasoline as a typical  combustion  engine of similar size.
With new plants being built in China and  Kentucky,  production of new models is set to climb as the company  pursues  its goal of  delivering  1 million  hybrid vehicles per year within five years.  On the strength of these hybrid models and its overall  product line -- Toyota  consistently  finishes atop the  industry's quality  surveys -- the company  continues  to build  market share in the United
States and around the world.

[high speed black and white photo of a highway - a refinery in the background]
[photo of 2 construction workers talking]

ACCESSING GROWTH

ROB:  Whenever we enter a period of heightened  concern over meeting the world's energy needs, talk invariably turns to alternative  energy.  And while solar and wind-generated sources are currently supplying a very small percentage of global power,  that share is growing.  One of the ways New Perspective has tried to tap that growth is through our investment in Vestas Wind Systems,  the global market leader in wind technology.  This  Denmark-based  company offers a broad range of turbine  systems -- from  smaller  land-based  units to models  that can be used offshore and are capable of producing  enough energy to power  several  thousand
households.   Already  a  major  player  in  Europe,   the  company  is  finding
opportunities  in Asia and India that are  expected  to help  sustain  near-term growth of nearly 20% per year.  While our  investment  is relatively  small,  we think the company has good potential.

[Begin Photo Caption]
[photo of Gregg Ireland]
Gregg Ireland
[End Photo Caption]

[Begin Pull Quote]
When it comes to analyzing a situation as complex and multifaceted as the global energy market,  no two people are going to interpret all of the variables in the same way.
[End Pull Quote]

GREGG:  While some of the fund's portfolio  counselors have chosen to access the wind power business through a "pure play" investment like Vestas,  another group of us has done so in an arguably  more  conservative  way.  Namely,  through our investment in General Electric, another sizable industry player and a large fund holding.  GE  utilizes  turbine  technology  in a number of its core  businesses including aircraft engines and traditional power generation.  As such it invests heavily in  research  and  development  and is able to  implement  technological advancements  across a broad  range of  products.  One  possible  result is wind turbines  that are more  efficient and  commercially  viable.  GE's  involvement within the energy sector is actually  quite broad.  The company likes to say its products go "from well head to wall  socket" and  include,  among other  things, compression technology used to maximize output from oil wells and clean-burning, coal-fired power generation units. What's more, the stated goal of the company's
"ecomagination"  initiative is "to produce abundant, safe and cleaner sources of energy."

ROB: Of course the  portfolio  offers  other  examples of  companies  that could prosper due to the current  environment.  These include  fairly  straightforward cases like  German  chemical  giant  BASF,  which has  increasing  exposure  and terrific  assets  in the  area of  natural  gas  distribution,  to less  obvious examples  like  Wal-Mart  de  Mexico,  which may  benefit  from  Mexican  living standards that are rising,  in part,  because of increased  revenue generated by the country's considerable oil exports.

TAKING A MEASURED OUTLOOK

DINA: It's very important to note,  however,  that it's not all rosy. While thus far the global  economy has been fairly  resilient in absorbing the spike in oil prices,  logic and experience dictate that it will eventually take its toll. The more money  individuals  and companies  are forced to spend on energy,  the less they'll  have to spend on  other  things.  A  number  of  industries,  including technology,  capital goods and some consumer products manufacturers,  might find the going tough.

ROB: And in truth,  each of the companies we've discussed faces higher operating costs as a result of elevated  energy  prices,  and demand for many of the goods they produce could soften if fuel costs continue to rise.

INVESTING WITH CONVICTION

GINA:  There's no way to  completely  avoid the  effects of  pervasive  economic trends,  but we work hard to get a detailed  picture  of the  global  investment landscape  so that we can make sound  decisions  for  shareholders.  And whether we're  evaluating  the changing  global  energy  situation or trying to identify companies  that  might  benefit  from it, we rely on one  thing -- the  research capability of Capital Research and Management Company, investment adviser to New
Perspective and the American Funds.

FRANK:  We  have  one of the  mutual  fund  industry's  largest,  most  globally integrated  research  networks.  This is crucial  when it comes to  covering  an industry  like oil and gas that reaches into every corner of the world.  Because wherever they are, we go.

CATHY:  And  traveling to some of these  remote  outposts -- places like Eastern
China,  Russia or Libya -- is  tremendously  beneficial.  We get more and better information which helps us piece together a mosaic that eventually  evolves into a clearer picture of companies and  industries.  The deeper  understanding  that results can help us to differentiate  between investment options and, hopefully, make better decisions for shareholders.

MICHAEL:  But  information  must be  shared  to be  useful,  and we have  both a structure  that  facilitates  sharing  and a  culture  that  encourages  it.  We communicate  our ideas and  recommendations  constantly,  whether in papers,  on conference  calls  or  in  one-on-one  conversations  with  other  analysts  and portfolio  counselors.  And in addition to simply communicating our thoughts and opinions,  we, as  analysts,  have a unique way of  demonstrating  our belief in certain companies and investment ideas.

JACINTO:  That's right.  Within our system,  analysts actually manage a share of the fund's assets. This means that if I really believe in one of the companies I cover,  I can invest in it. This can serve as a means of signaling to the fund's portfolio  counselors the depth of my conviction.  It's unique within the mutual fund industry.

GINA:  What  Jacinto  refers to is the  research  portfolio  or "RP," which is a critical component of our method of portfolio management.  Known as the multiple portfolio  counselor system, it divides the portfolio into slices, each of which is independently managed -- within the fund's objectives -- by one of the fund's counselors. In the case of New Perspective, the RP is the largest slice.

GREGG:  Another advantage our system offers is its diversifying  effect. When it comes to analyzing  something as complex and  multifaceted  as the global energy market,  no two people are going to interpret all the variables in the same way.
As a result,  each of us will make different  investment  decisions based on our own experience,  perspective and understanding of the critical  information.  We believe  our  method  gives us an  advantage  over both the single  manager  and committee approaches since we're able to cover substantially more ground yet act on our own  ideas  and  avoid  having  compromises  in the  portfolio.  This has historically helped us navigate challenging times.

ROB: And the current period certainly  qualifies as challenging.  It's difficult to predict how the global energy  landscape will look in the coming months,  let alone the coming  years.  But  history has shown that when the market for energy has grown,  well-run  and  innovative  companies  have risen to the  occasion --
whether  by  exploring  for new  resources,  developing  novel  technologies  or focusing on  efficiency.  We believe the future  will be no  exception,  and New
Perspective's  unique global mandate and research-based  approach should benefit investors by seeking out those companies poised to step to the fore.

[Begin Sidebar]
THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM

New  Perspective  Fund is  managed  by six  portfolio  counselors,  each of whom oversees  a  portion  of  assets  independently,  in  keeping  with  the  fund's objective.  The benefits of the multiple  portfolio  counselor system,  which is employed by all of the American Funds, include:  consistent long-term results; a range of investment styles;  portfolio counselors  overseeing a manageable share of the fund's  assets;  and  continuity  of investment  approach.  An additional portion of assets is  managed by roughly  three  dozen  research  analysts,  who invest only in their highest conviction ideas.


Portfolio counselors                 Years of investment experience*               Years with American Funds*

Mark Denning                                       23                                          23
Tim Dunn                                           20                                          15
Gregg Ireland                                      33                                          33
Carl Kawaja                                        18                                          14
Rob Lovelace                                       20                                          20
Dina Perry                                         28                                          14


*As of December 2005.
[End Sidebar]

Summary investment portfolio, September 30, 2005

The following summary investment  portfolio is designed to streamline the report and help investors better focus on a fund's principal  holdings.  For details on how to obtain a complete schedule of portfolio  holdings,  please see the inside back cover.

[begin pie chart]
                                                              Percent
                                                               of net
Industry sector diversification                                assets

Information Technology                                          16.23%
Financials                                                      13.39
Energy                                                          10.06
Consumer discretionary                                           9.73
Materials                                                        9.05
Warrants                                                         0.02
Other industries                                                35.47
Cash & equivalents                                               6.05
[end pie chart]


                                                                                                 Market value         Percent of
Common stocks  - 93.93%                                                            Shares               (000)         net assets

Information technology  - 16.23%
Taiwan Semiconductor Manufacturing Co. Ltd.  (1)                              332,205,741    $        535,577
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)                               7,591,795              62,405               1.41
Google Inc., Class A  (2)                                                       1,775,000             561,717               1.32
Microsoft Corp.                                                                16,300,000             419,399                .99
Samsung Electronics Co., Ltd.  (1)                                                697,450             393,882                .93
Hon Hai Precision Industry Co., Ltd.  (1)                                      66,061,234             308,728                .73
Cisco Systems, Inc.  (2)                                                       17,200,000             308,396                .73
Other securities                                                                                    4,304,938              10.12
                                                                                                    6,895,042              16.23

Financials  - 13.39%
Allianz AG  (1)                                                                 3,209,000             434,761               1.02
American International Group, Inc.                                              6,766,319             419,241                .99
Societe Generale  (1)                                                           3,485,000             397,108                .93
ING Groep NV  (1)                                                              13,282,651             396,085                .93
Erste Bank der oesterreichischen Sparkassen AG  (1)                             6,921,292             370,265                .87
UFJ Holdings, Inc.  (1)  (2)                                                       39,758             323,720                .76
Bayerische Hypo- und Vereinsbank AG  (1)  (2)                                  11,429,900             322,581                .76
HSBC Holdings PLC  (1)                                                         16,500,953             267,268                .63
Citigroup Inc.                                                                  5,856,667             266,595                .63
Other securities                                                                                    2,493,598               5.87
                                                                                                    5,691,222              13.39

Energy  - 10.06%
Royal Dutch Shell PLC, Class B  (1)                                            12,973,621             447,181
Royal Dutch Shell PLC, Class A (ADR)                                            5,255,000             344,938               1.86
Petroleo Brasileiro SA - Petrobras, preferred nominative (ADR)                  5,230,000             333,413
Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR)                   3,894,900             278,446               1.44
ENI SpA  (1)                                                                   11,805,000             350,278                .82
Halliburton Co.                                                                 5,100,000             349,452                .82
Canadian Natural Resources, Ltd.                                                6,280,000             283,979                .67
TOTAL SA  (1)                                                                   1,036,100             282,436                .67
Other securities                                                                                    1,603,748               3.78
                                                                                                    4,273,871              10.06

Consumer discretionary  - 9.73%
Hyundai Motor Co.  (1)                                                          4,828,530             379,661                .89
Toyota Motor Corp.  (1)                                                         7,800,000             357,449                .84
Bridgestone Corp.  (1)                                                         15,732,000             337,377                .79
Time Warner Inc.                                                               17,515,000             317,197                .75
Honda Motor Co., Ltd.  (1)                                                      5,300,000             299,890                .71
News Corp. Inc., Class A                                                       18,990,571             296,063                .70
Kingfisher PLC  (1)                                                            70,889,447             270,554                .64
Other securities                                                                                    1,877,268               4.41
                                                                                                    4,135,459               9.73

Materials  - 9.05%
Newmont Mining Corp.                                                           10,650,000             502,360               1.18
POSCO  (1)                                                                      1,849,160             416,703                .98
Barrick Gold Corp.                                                             10,000,000             290,500                .68
Nitto Denko Corp.  (1)                                                          4,764,900             268,365                .63
Other securities                                                                                    2,366,969               5.58
                                                                                                    3,844,897               9.05

Consumer staples  - 8.22%
Altria Group, Inc.                                                             11,312,500             833,844               1.96
Cia. de Bebidas das Americas - AmBev, preferred nominative (ADR)               13,467,500             500,722
Cia. de Bebidas das Americas - AmBev, ordinary nominative (ADR)                 2,135,000              64,050               1.33
Nestle SA  (1)                                                                  1,625,150             476,290               1.12
Koninklijke Ahold NV  (1)  (2)                                                 47,314,666             358,080                .84
Other securities                                                                                    1,259,150               2.97
                                                                                                    3,492,136               8.22

Health care  - 8.07%
Roche Holding AG  (1)                                                           6,538,600             909,060               2.14
Sanofi-Aventis  (1)                                                            10,453,112             864,718               2.04
AstraZeneca PLC (Sweden)  (1)                                                   7,947,809             370,568
AstraZeneca PLC (United Kingdom)  (1)                                             550,000              25,657                .93
Other securities                                                                                    1,260,191               2.96
                                                                                                    3,430,194               8.07

Telecommunication services  - 7.10%
Vodafone Group PLC  (1)                                                       382,220,425             994,902               2.34
Telefonica, SA  (1)                                                            31,962,675             524,574               1.23
Deutsche Telekom AG  (1)                                                       20,129,550             367,077                .86
Koninklijke KPN NV (1)                                                         39,601,700             355,704                .84
France Telecom, SA  (1)                                                        12,225,000             351,945                .83
Other securities                                                                                      420,831               1.00
                                                                                                    3,015,033               7.10

Industrials  - 5.85%
Tyco International Ltd.                                                        17,312,500             482,153               1.14
General Electric Co.                                                           10,760,500             362,306                .85
United Parcel Service, Inc., Class B                                            3,951,700             273,181                .64
Other securities                                                                                    1,366,095               3.22
                                                                                                    2,483,735               5.85

Utilities  - 2.10%
E.ON AG  (1)                                                                    3,300,000             303,273                .71
Other securities                                                                                      590,739               1.39
                                                                                                      894,012               2.10

Miscellaneous  -  4.13%
Other common stocks in initial period of acquisition                                                1,755,993               4.13

Total common stocks (cost: $28,472,931,000)                                                        39,911,594              93.93

                                                                                                 Market value         Percent of
Warrants  - 0.02%                                                                  Shares               (000)         net assets

Financials  - 0.02%
ING Groep NV, warrants, expire 2008  (2)                                        1,265,000               6,919                .02

Consumer discretionary - 0.00%                                                                             24                .00

Total warrants (cost: $91,917,000)                                                                      6,943                .02

                                                                                                 Market value         Percent of
Bonds & notes  - 0.00%                                                                                  (000)         net assets

Total bonds & notes (cost: $0)                                                                              -                .00

                                                                         Principal amount        Market value         Percent of
Short-term securities  - 5.79%                                                      (000)               (000)         net assets

Mont Blanc Capital Corp. 3.72%-3.75% due 10/17-10/27/2005  (3)            $       100,000              99,766                .23
Societe Generale North America Inc. 3.59%-3.625% due 10/17-10/26/2005              92,300              92,110                .22
International Lease Finance Corp. 3.62% due 10/28/2005                             20,000              19,944                .05
Other securities                                                                                    2,248,657               5.29

Total short-term securities (cost: $2,460,394,000)                                                  2,460,477               5.79

Total investment securities (cost: $31,025,242,000)                                                42,379,014              99.74
Other assets less liabilities                                                                         111,374                .26

Net assets                                                                                        $42,490,388            100.00%


"Miscellaneous"   securities   include  holdings  in  their  initial  period  of
acquisition that have not previously been publicly disclosed.

"Other securities"  includes all issues that are not disclosed separately in the summary investment portfolio.

(1) Valued under fair value procedures adopted by authority of the Board of
    Directors. At September 30, 2005, 142 of the fund's securities, including those in "Other securities" and "Miscellaneous" in the summary investment portfolio (with aggregate value of $23,406,235,000), were fair valued under procedures that took into account significant price changes that occurred between the close of trading in those securities and the close of regular trading on the New York Stock Exchange.
(2) Security did not produce income during the last 12 months.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was
    $971,265,000, which represented 2.29% of the net assets of the  fund.

ADR = American Depositary Receipts

See Notes to Financial Statements

FINANCIAL STATEMENTS

Statement of assets and liabilities
at September 30, 2005                        (dollars and shares in thousands,
                                                     except per-share amounts)

Assets:
 Investment securities at market (cost: $31,025,242)                                                              $42,379,014
 Cash denominated in non-U.S. currencies (cost: $9,422)                                                                 9,107
 Cash                                                                                                                     202
 Receivables for:
  Sales of investments                                                                   $96,068
  Sales of fund's shares                                                                  44,630
  Dividends and interest                                                                  68,894                      209,592
                                                                                                                   42,597,915
Liabilities:
 Payables for:
  Purchases of investments                                                                47,228
  Repurchases of fund's shares                                                            28,026
  Investment advisory services                                                            12,153
  Services provided by affiliates                                                         14,296
  Deferred Directors' compensation                                                         2,748
  Other fees and expenses                                                                  3,076                      107,527
Net Assets at September 30, 2005                                                                                  $42,490,388

Net assets consist of:
 Capital paid in on shares of capital stock                                                                       $28,366,797
 Undistributed net investment income                                                                                  410,030
 Undistributed net realized gain                                                                                    2,362,666
 Net unrealized appreciation                                                                                       11,350,895
Net Assets at September 30, 2005                                                                                  $42,490,388


Total authorized  capital stock - 2,000,000  shares,  $.001 par value (1,441,506 total shares outstanding)


                                             Net assets          Shares outstanding             Net asset value per share (1)
Class A                                     $35,341,689                   1,196,835                                   $29.53
Class B                                       1,493,280                      51,480                                    29.01
Class C                                       1,197,323                      41,456                                    28.88
Class F                                         785,848                      26,692                                    29.44
Class 529-A                                     426,560                      14,504                                    29.41
Class 529-B                                      80,868                       2,789                                    28.99
Class 529-C                                     117,169                       4,041                                    28.99
Class 529-E                                      26,148                         895                                    29.22
Class 529-F                                       5,331                         181                                    29.39
Class R-1                                        16,314                         564                                    28.95
Class R-2                                       334,990                      11,561                                    28.98
Class R-3                                       665,266                      22,779                                    29.20
Class R-4                                       514,463                      17,514                                    29.37
Class R-5                                     1,485,139                      50,215                                    29.58


(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and
    529-A, for which the maximum offering prices per share were $31.33 and
    $31.20, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2005                  (dollars in thousands)


Investment income:
 Income:
  Dividends (net of non-U.S. withholding tax of $66,640)                                  $760,221
  Interest (net of non-U.S. withholding tax of $3)                                          65,728                  $825,949

 Fees and expenses:(1)
  Investment advisory services                                                             153,160
  Distribution services                                                                    112,198
  Transfer agent services                                                                   35,218
  Administrative services                                                                    8,759
  Reports to shareholders                                                                    1,212
  Registration statement and prospectus                                                      1,011
  Postage, stationery and supplies                                                           3,972
  Directors' compensation                                                                      895
  Auditing and legal                                                                           214
  Custodian                                                                                  7,504
  State and local taxes                                                                        491
  Other                                                                                        297
  Total fees and expenses before reimbursements/waivers                                    324,931
 Less reimbursement/waiver of fees and expenses:
  Investment advisory services                                                              11,577
  Administrative services                                                                      453
  Total fees and expenses after reimbursements/waivers                                                               312,901
 Net investment income                                                                                               513,048

Net realized gain and unrealized appreciation on investments and
    non-U.S. currency:
 Net realized gain (loss) on:
  Investments                                                                            2,624,052
  Non-U.S. currency transactions                                                           (10,348)                2,613,704
 Net unrealized appreciation (depreciation) on:
  Investments                                                                            3,807,468
  Non-U.S. currency translations                                                              (333)                3,807,135
   Net realized gain and unrealized appreciation on investments and
     non-U.S. currency                                                                   6,420,839
Net increase in net assets resulting from operations                                                              $6,933,887

(1)  Additional  information  related to  class-specific  fees and  expenses  is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets                     (dollars in thousands)

                                                                                                 Year ended September 30
                                                                                              2005                      2004
Operations:
 Net investment income                                                                    $513,048                  $296,416
 Net realized gain on investments and non-U.S. currency transactions                     2,613,704                   951,012
 Net unrealized appreciation on investments and non-U.S. currency translations           3,807,135                 3,682,229
  Net increase in net assets resulting from operations                                   6,933,887                 4,929,657

Dividends paid to shareholders from net investment income                                 (349,641)                 (228,292)

Capital share transactions                                                                 873,466                 2,673,822

Total increase in net assets                                                             7,457,712                 7,375,187

Net assets:
 Beginning of year                                                                      35,032,676                27,657,489
 End of year (including undistributed net investment income: $410,030 and
    $257,065, respectively)                                                            $42,490,388               $35,032,676

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - New Perspective  Fund, Inc. (the "fund") is registered  under the
Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments all over the world, including the United States. It focuses on opportunities generated by changing global trade patterns and economic and political relationships.

The fund offers 14 share classes  consisting of four retail share classes,  five
CollegeAmerica(R)  savings  plan share  classes and five  retirement  plan share classes.  The CollegeAmerica  savings plan share classes (529-A,  529-B,  529-C,
529-E  and  529-F)  can be  utilized  to save for  college  education.  The five retirement  plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion  rights.  The fund's share classes are described below:


---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None           Declines from 5% to 0%    Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


CollegeAmerica  is a  registered  trademark  of and  sponsored  by the  Virginia
College Savings Plan.(SM)

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation  proceeds.  Each share class has identical voting rights, except for the exclusive right to vote on matters  affecting only its class.  Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different  arrangements for distribution,  administrative and shareholder services.  Differences  in  class-specific  fees and  expenses  will  result  in differences in net investment  income and,  therefore,  the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with  accounting  principles  generally  accepted in the United States of
America.  These principles  require management to make estimates and assumptions that affect reported amounts and  disclosures.  Actual results could differ from those  estimates.  The  following  is a summary  of the  significant  accounting policies followed by the fund:

          SECURITY  VALUATION  - Equity  securities  are valued at the  official closing  price of, or the last reported sale price on, the exchange or market  on  which  such  securities  are  traded,  as of the  close of business on the day the  securities  are being valued or,  lacking any sales,  at the last available bid price.  Prices for each security are taken  from the  principal  exchange  or market in which the  security
          trades.  Fixed-income  securities,   including  short-term  securities
          purchased  with  more  than 60 days left to  maturity,  are  valued at prices  obtained from an independent  pricing service when such prices
          are  available.   However,  where  the  investment  adviser  deems  it
          appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices,  if asked prices are not available) or at prices  for  securities  of  comparable  maturity,  quality  and type.
          Securities  with both  fixed-income  and  equity  characteristics,  or equity securities traded principally among fixed-income  dealers,  are valued in the manner described above for either equity or fixed-income securities,  depending on which method is deemed most  appropriate  by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost,  which  approximates  market value. The value of short-term  securities  originally  purchased with maturities  greater than 60 days is  determined  based on an amortized value to par when they reach 60 days or less  remaining  to  maturity.
          The ability of the issuers of the debt  securities held by the fund to meet their  obligations may be affected by economic  developments in a specific  industry,  state or region.  Forward currency  contracts are valued at the mean of  representative  quoted  bid and  asked  prices.
          Securities and other assets for which representative market quotations are not readily  available are fair valued as determined in good faith
          under  procedures   adopted  by  authority  of  the  fund's  Board  of
          Directors.  Various  factors  may be  reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business  developments  of the  issuer;  actively  traded  similar  or related  securities;  conversion  or exchange  rights on the security;
          related corporate  actions;  and changes in overall market conditions.
          If  events  occur  that  materially  affect  the  value of  securities
          (particularly  non-U.S.  securities)  between  the close of trading in those  securities  and the close of  regular  trading  on the New York
          Stock Exchange, the securities are fair valued.

          SECURITY   TRANSACTIONS  AND  RELATED  INVESTMENT  INCOME  -  Security
          transactions  are  recorded  by the fund as of the date the trades are executed  with  brokers.  Realized  gains  and  losses  from  security transactions are determined  based on the specific  identified cost of the securities.  Dividend income is recognized on the ex-dividend date and  interest  income  is  recognized  on  an  accrual  basis.  Market discounts,  premiums and  original  issue  discounts  on  fixed-income securities are amortized daily over the expected life of the security.

          CLASS   ALLOCATIONS   -  Income,   fees  and   expenses   (other  than
          class-specific  fees and expenses) and realized and  unrealized  gains and losses are  allocated  daily among the various share classes based on their relative net assets.  Class-specific fees and expenses,  such as distribution,  administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions  paid to  shareholders  are recorded on the  ex-dividend date.

          NON-U.S.  CURRENCY  TRANSLATION  - Assets and  liabilities,  including
          investment   securities,   denominated  in  non-U.S.   currencies  are
          translated  into U.S.  dollars at the exchange  rates in effect at the end of  the  reporting  period.  Purchases  and  sales  of  investment securities and income and expenses are translated into U.S. dollars at the  exchange  rates  on  the  dates  of  such  transactions.  In  the accompanying financial statements,  the effects of changes in non-U.S.
          exchange  rates on  investment  securities  are included  with the net realized gain or loss and net unrealized  appreciation or depreciation on investments.  The realized gain or loss and unrealized appreciation or depreciation  resulting from all other transactions  denominated in
          non-U.S. currencies are disclosed separately.

          FORWARD CURRENCY  CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S.  currencies on specific future dates at predetermined  rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from  investments  denominated  in non-U.S.  currencies.
          Upon entering into these contracts, risks may arise from the potential inability of  counterparties  to meet the terms of their contracts and from  possible  movements  in non-U.S.  exchange  rates.  Due to these risks,  the fund could incur losses up to the entire contract  amount, which may exceed the net  unrealized  value shown on the  accompanying financial  statements.  On a daily  basis,  the  fund  values  forward currency contracts based on the applicable  exchange rates and records unrealized gains or losses.  The fund records realized gains or losses at the time the  forward  contract  is closed  or  offset  by  another contract  with  the  same  broker  for the  same  settlement  date and currency.

2.       Non-U.S. investments

INVESTMENT  RISK - The risks of investing in securities of non-U.S.  issuers may include,  but are not  limited to,  investment  and  repatriation  restrictions;
revaluation of currencies;  adverse political, social and economic developments;
government involvement in the private sector; limited and less reliable investor information;  lack of  liquidity;  certain  local  tax law  considerations;  and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S.  withholding taxes  paid.  Gains  realized by the fund on the sale of  securities  in certain countries are subject to non-U.S.  taxes.  The fund records a liability based on unrealized gains to provide for potential  non-U.S.  taxes payable upon the sale of these  securities.  For the year  ended  September  30,  2005,  there were no
non-U.S.  withholding  taxes paid on realized  gains.  As of September 30, 2005,
non-U.S. taxes provided on unrealized gains were $1,585,000.

3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund  complies  with the  requirements  under  Subchapter  M of the Internal
Revenue Code applicable to mutual funds and intends to distribute  substantially all of its net taxable  income and net capital gains each year.  The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions  paid to shareholders  are based on net investment income and net realized gains  determined on a tax basis,  which may differ from net investment income and net realized gains for financial  reporting  purposes.
These  differences  are due  primarily to differing  treatment for items such as
non-U.S. currency gains and losses; short-term capital gains and losses; capital losses  related  to sales of  certain  securities  within  30 days of  purchase;
unrealized  appreciation  of certain  investments  in non-U.S.  securities;  and deferred  expenses.  The fiscal year in which amounts are distributed may differ from the year in which the net  investment  income  and net  realized  gains are recorded by the fund for financial reporting purposes. As of September 30, 2005,
the  cost  of  investment   securities  for  federal  income  tax  purposes  was
$31,070,362,000.

During the year ended September 30, 2005, the fund reclassified $10,348,000 from undistributed  net investment  income to  undistributed  net realized gains; and
reclassified  $94,000 from  undistributed net investment income and $136,800,000 from  undistributed  net realized  gains to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of September  30, 2005,  the  components of  distributable  earnings on a tax basis were as follows (dollars in thousands):


Undistributed net investment income and non-U.S. currency gains                                             $465,516
Loss deferrals related to non-U.S. currency that were realized during the period November 1,                  (7,407)
2004 through September 30, 2005
Undistributed long-term capital gains                                                                       2,363,366
Gross unrealized appreciation on investment securities                                                     12,199,349
Gross unrealized depreciation on investment securities                                                       (890,697)
Net unrealized appreciation on investment securities                                                       11,308,652


At the  beginning  of the year,  the fund had a  capital  loss  carryforward  of
$123,886,000  expiring  in 2011.  Undistributed  long-term  capital  gains above reflect the  utilization  of this capital loss  carryforward  to offset  capital gains realized by the fund.  During the year ended  September 30, 2005, the fund realized, on a tax basis, a net capital gain of $2,624,052,000.

Ordinary income distributions to shareholders from net investment income were as follows (dollars in thousands):


Share class                              Year ended September 30, 2005                  Year ended September 30, 2004
Class A                                                      $ 309,895                                      $ 208,248
Class B                                                          4,004                                          1,875
Class C                                                          3,023                                          1,601
Class F                                                          6,594                                          3,668
Class 529-A                                                      2,907                                          1,422
Class 529-B                                                        142                                             70
Class 529-C                                                        216                                            100
Class 529-E                                                        130                                             58
Class 529-F                                                         35                                             13
Class R-1                                                           33                                             21
Class R-2                                                        1,007                                            463
Class R-3                                                        3,656                                          1,256
Class R-4                                                        3,571                                            710
Class R-5                                                       14,428                                          8,787
Total                                                        $ 349,641                                      $ 228,292


4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent  company of American  Funds Service  Company  ("AFS"),  the fund's transfer agent, and American Funds  Distributors,  Inc.  ("AFD"),  the principal underwriter of the fund's shares.

INVESTMENT  ADVISORY  SERVICES - The Investment  Advisory and Service  Agreement
with CRMC  provides for monthly fees  accrued  daily.  These fees are based on a declining series of annual rates beginning with 0.600% on the first $500 million of daily net assets  and  decreasing  to 0.365% on such  assets in excess of $44 billion.  CRMC is currently  waiving a portion of investment  advisory  services fees. At the beginning of the period, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005.  During the year ended  September  30, 2005, total investment  advisory services fees waived by CRMC were  $11,577,000.  As a result, the fee shown on the accompanying  financial statements of $153,160,000,
which  was  equivalent  to  an  annualized  rate  of  0.391%,   was  reduced  to
$141,583,000, or 0.361% of average daily net assets.

CLASS-SPECIFIC  FEES AND  EXPENSES - Expenses  that are  specific to  individual share classes are accrued  directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share  classes,  except Class R-5.  Under the plans,  the Board of
          Directors  approves  certain  categories  of expenses that are used to finance activities  primarily intended to sell fund shares and service existing  accounts.  The  plans  provide  for  payments,  based  on an annualized percentage of average daily net assets,  ranging from 0.25%
          to 1.00% as noted on the following  page. In some cases,  the Board of
          Directors  has limited  the amounts  that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into  agreements  with
          AFD for providing certain shareholder services.  The remaining amounts available  to be paid under  each plan are paid to selling  dealers to compensate them for their selling activities.

          For classes A and 529-A,  the Board of Directors has also approved the reimbursement  of dealer and  wholesaler  commissions  paid by AFD for certain  shares sold without a sales charge.  These classes  reimburse
          AFD for  amounts  billed  within  the prior 15 months  but only to the extent that the overall annual expense limit of 0.25% is not exceeded.
          As of September 30, 2005, there were no unreimbursed  expenses subject to reimbursement for classes A or 529-A.


         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------


          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with
          AFS for classes A and B. Under this  agreement,  these  share  classes compensate  AFS for  transfer  agent  services  including  shareholder recordkeeping,  communications and transaction processing. AFS is also compensated for certain transfer agent services  provided to all other share  classes  from the  administrative  services  fees  paid to CRMC described below.

          ADMINISTRATIVE  SERVICES  - The  fund has an  administrative  services agreement  with CRMC to  provide  transfer  agent  and  other  related shareholder services for all share classes other than classes A and B.
          Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for
          Class R-5) based on its  respective  average  daily net  assets.  Each relevant  share  class also pays AFS  additional  amounts  for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing  these  services.  CRMC has agreed to pay
          AFS on the fund's behalf for a portion of the transfer  agent services fees for some of the retirement plan share classes. For the year ended
          September  30, 2005,  the total  administrative  services fees paid by
          CRMC were $5,000 and $448,000  for classes R-1 and R-2,  respectively.
          Administrative  services fees are presented gross of any payments made by CRMC.  Each 529 share  class is  subject  to an  additional  annual administrative  services fee of 0.10% of its respective  average daily net assets;  this fee is payable to the  Commonwealth  of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are
          included  with  administrative   services  fees  on  the  accompanying
          financial statements, the Commonwealth of Virginia is not considered a related party.

          Expenses  under the  agreements  described  above  for the year  ended
          September 30, 2005, were as follows (dollars in thousands):


         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $78,101          $33,672        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B         13,727            1,546         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          10,453         Included            $1,574              $266            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F          1,818          Included             960                 105            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         609           Included             463                 57                 $ 350
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         694           Included              92                 35                   69
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         967           Included              128                 40                  97
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E         107           Included              28                  4                   21
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          6            Included               6                  1                   4
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1          115           Included              16                 11             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2         2,021          Included             404                1,168           Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3         2,702          Included              792                147            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4          878           Included             603                  15            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included             1,297                6             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total         $112,198          $35,218            $6,363             $1,855                $541
         --------------------------------------------------------------------------------------------------------------


DEFERRED   DIRECTORS'   COMPENSATION  -  Since  the  adoption  of  the  deferred
compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash  payment  of part or all of their  compensation.  These  deferred amounts,  which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American  Funds.  These amounts  represent  general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors'  compensation of $895,000,  shown on the accompanying financial statements,  includes $472,000 in current fees (either paid in cash or deferred) and a net increase of $423,000 in the value of the deferred amounts.

AFFILIATED  OFFICERS AND DIRECTORS - Officers and certain  Directors of the fund are or may be considered to be affiliated  with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5.       CAPITAL SHARE TRANSACTIONS

Capital share  transactions  in the fund were as follows  (dollars and shares in thousands):


                                                                            Sales(1)                     Reinvestments of dividends
Share class                                                            Amount        Shares                 Amount         Shares
Year ended September 30, 2005
Class A                                                           $ 3,519,807       129,012              $ 293,981         10,884
Class B                                                               171,655         6,419                  3,884            145
Class C                                                               286,755        10,722                  2,896            109
Class F                                                               198,055         7,279                  5,558            207
Class 529-A                                                           115,236         4,235                  2,907            108
Class 529-B                                                            15,654           584                    142              5
Class 529-C                                                            32,051         1,191                    216              8
Class 529-E                                                             7,407           274                    130              5
Class 529-F                                                             1,707            63                     35              1
Class R-1                                                               9,170           338                     32              1
Class R-2                                                             144,610         5,373                  1,006             38
Class R-3                                                             278,381        10,322                  3,650            136
Class R-4                                                             260,116         9,648                  3,568            133
Class R-5                                                             378,567        13,950                 14,198            526
Total net increase
   (decrease)                                                     $ 5,419,171       199,410              $ 332,203         12,306

Year ended September 30, 2004
Class A                                                           $ 4,020,983       165,166              $ 197,438          8,278
Class B                                                               287,862        11,987                  1,821             77
Class C                                                               382,845        16,021                  1,538             65
Class F                                                               312,735        12,909                  3,160            133
Class 529-A                                                           110,531         4,547                  1,422             60
Class 529-B                                                            20,410           848                     70              3
Class 529-C                                                            32,165         1,334                    100              4
Class 529-E                                                             6,751           279                     58              2
Class 529-F                                                             1,889            77                     13              1
Class R-1                                                               5,753           239                     21              1
Class R-2                                                             148,268         6,137                    463             20
Class R-3                                                             300,775        12,397                  1,256             53
Class R-4                                                             229,785         9,411                    710             30
Class R-5                                                             912,667        40,281                  8,613            362
Total net increase
   (decrease)                                                     $ 6,773,419       281,633              $ 216,683          9,089

                                                                         Repurchases(1)                    Net (decrease) increase
Share class                                                           Amount         Shares                  Amount         Shares
Year ended September 30, 2005
Class A                                                         $ (4,043,014)      (147,919)             $ (229,226)        (8,023)
Class B                                                             (123,263)        (4,571)                 52,276          1,993
Class C                                                             (132,427)        (4,926)                157,224          5,905
Class F                                                             (173,451)        (6,344)                 30,162          1,142
Class 529-A                                                          (15,950)          (581)                102,193          3,762
Class 529-B                                                           (2,491)           (93)                 13,305            496
Class 529-C                                                           (5,711)          (211)                 26,556            988
Class 529-E                                                             (879)           (32)                  6,658            247
Class 529-F                                                             (313)           (12)                  1,429             52
Class R-1                                                             (2,360)           (86)                  6,842            253
Class R-2                                                            (52,466)        (1,943)                 93,150          3,468
Class R-3                                                           (102,636)        (3,782)                179,395          6,676
Class R-4                                                            (86,720)        (3,195)                176,964          6,586
Class R-5                                                           (136,227)        (4,995)                256,538          9,481
Total net increase
   (decrease)                                                   $ (4,877,908)      (178,690)              $ 873,466         33,026

Year ended September 30, 2004
Class A                                                         $ (3,802,877)      (159,021)              $ 415,544         14,423
Class B                                                              (87,671)        (3,645)                202,012          8,419
Class C                                                              (88,015)        (3,682)                296,368         12,404
Class F                                                              (99,321)        (4,073)                216,574          8,969
Class 529-A                                                           (7,864)          (323)                104,089          4,284
Class 529-B                                                           (1,263)           (52)                 19,217            799
Class 529-C                                                           (2,938)          (121)                 29,327          1,217
Class 529-E                                                             (514)           (21)                  6,295            260
Class 529-F                                                              (80)            (3)                  1,822             75
Class R-1                                                             (1,681)           (70)                  4,093            170
Class R-2                                                            (35,587)        (1,469)                113,144          4,688
Class R-3                                                            (53,418)        (2,219)                248,613         10,231
Class R-4                                                            (33,282)        (1,369)                197,213          8,072
Class R-5                                                           (101,769)        (4,164)                819,511         36,479
Total net increase
   (decrease)                                                   $ (4,316,280)      (180,232)            $ 2,673,822        110,490


(1) Includes exchanges between share classes of the fund.

6.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities,  of $11,132,185,000 and  $10,998,513,000,  respectively,  during the year ended September 30, 2005.

The fund  receives  a  reduction  in its  custodian  fee equal to the  amount of interest calculated on certain cash balances held at the custodian bank. For the year ended  September 30, 2005,  the custodian fee of  $7,504,000,  shown on the accompanying  financial  statements,  includes  $69,000  that was offset by this reduction, rather than paid in cash.



Financial highlights(1)

                                                                    Income (loss) from investment operations(2)
                                                                                           Net
                                         Net asset                               gains (losses)
                                            value,               Net             on securities             Total from
                                         beginning        investment            (both realized             investment
                                         of period      income (loss)           and unrealized)            operations
Class A:
 Year ended 9/30/2005                       $24.91              $.37                     $4.51                  $4.88
 Year ended 9/30/2004                        21.33               .23                      3.53                   3.76
 Year ended 9/30/2003                        16.50               .18                      4.82                   5.00
 Year ended 9/30/2002                        19.74               .17                     (3.14)                 (2.97)
 Year ended 9/30/2001                        28.66               .34                     (5.86)                 (5.52)
Class B:
 Year ended 9/30/2005                        24.50               .16                      4.43                   4.59
 Year ended 9/30/2004                        21.02               .04                      3.48                   3.52
 Year ended 9/30/2003                        16.28               .03                      4.75                   4.78
 Year ended 9/30/2002                        19.53               .02                     (3.11)                 (3.09)
 Year ended 9/30/2001                        28.54               .14                     (5.80)                 (5.66)
Class C:
 Year ended 9/30/2005                        24.41               .15                      4.40                   4.55
 Year ended 9/30/2004                        20.97               .03                      3.47                   3.50
 Year ended 9/30/2003                        16.27               .02                      4.75                   4.77
 Year ended 9/30/2002                        19.50               .03                     (3.14)                 (3.11)
 Period from 3/15/2001 to 9/30/2001          22.42              (.01)                    (2.83)                 (2.84)
Class F:
 Year ended 9/30/2005                        24.84               .36                      4.49                   4.85
 Year ended 9/30/2004                        21.29               .22                      3.52                   3.74
 Year ended 9/30/2003                        16.49               .17                      4.81                   4.98
 Year ended 9/30/2002                        19.72               .18                     (3.16)                 (2.98)
 Period from 3/15/2001 to 9/30/2001          22.59               .10                     (2.87)                 (2.77)
Class 529-A:
 Year ended 9/30/2005                        24.83               .36                      4.47                   4.83
 Year ended 9/30/2004                        21.29               .22                      3.51                   3.73
 Year ended 9/30/2003                        16.49               .19                      4.80                   4.99
 Period from 2/15/2002 to 9/30/2002          21.05               .11                     (4.67)                 (4.56)
Class 529-B:
 Year ended 9/30/2005                        24.51               .12                      4.42                   4.54
 Year ended 9/30/2004                        21.07                 -   (6)                3.48                   3.48
 Year ended 9/30/2003                        16.41               .01                      4.76                   4.77
 Period from 2/15/2002 to 9/30/2002          21.05               .02                     (4.66)                 (4.64)
Class 529-C:
 Year ended 9/30/2005                        24.51               .13                      4.42                   4.55
 Year ended 9/30/2004                        21.07               .01                      3.48                   3.49
 Year ended 9/30/2003                        16.41               .01                      4.76                   4.77
 Period from 2/15/2002 to 9/30/2002          21.05               .02                     (4.66)                 (4.64)
Class 529-E:
 Year ended 9/30/2005                        24.69               .27                      4.44                   4.71
 Year ended 9/30/2004                        21.19               .13                      3.50                   3.63
 Year ended 9/30/2003                        16.47               .11                      4.79                   4.90
 Period from 3/1/2002 to 9/30/2002           21.49               .08                     (5.10)                 (5.02)
Class 529-F:
 Year ended 9/30/2005                        24.80               .37                      4.46                   4.83
 Year ended 9/30/2004                        21.28               .21                      3.51                   3.72
 Year ended 9/30/2003                        16.50               .17                      4.79                   4.96
 Period from 9/17/2002 to 9/30/2002          17.65                 -   (6)               (1.15)                 (1.15)

Financial highlights (1)

                                                                 Income (loss) from investment operations(2)
                                                                                           Net
                                         Net asset                                gains(losses)
                                            value,               Net             on securities             Total from
                                         beginning        investment            (both realized             investment
                                         of period            income            and unrealized)            operations
Class R-1:
 Year ended 9/30/2005                       $24.48              $.16                     $4.41                  $4.57
 Year ended 9/30/2004                        21.08               .04                      3.47                   3.51
 Year ended 9/30/2003                        16.45               .04                      4.76                   4.80
 Period from 6/17/2002 to 9/30/2002          20.72               .01                     (4.28)                 (4.27)
Class R-2:
 Year ended 9/30/2005                        24.52               .16                      4.41                   4.57
 Year ended 9/30/2004                        21.10               .05                      3.48                   3.53
 Year ended 9/30/2003                        16.45               .05                      4.77                   4.82
 Period from 5/21/2002 to 9/30/2002          21.95               .02                     (5.52)                 (5.50)
Class R-3:
 Year ended 9/30/2005                        24.67               .29                      4.45                   4.74
 Year ended 9/30/2004                        21.19               .15                      3.49                   3.64
 Year ended 9/30/2003                        16.49               .12                      4.77                   4.89
 Period from 6/4/2002 to 9/30/2002           21.33               .04                     (4.88)                 (4.84)
Class R-4:
 Year ended 9/30/2005                        24.80               .38                      4.47                   4.85
 Year ended 9/30/2004                        21.28               .23                      3.50                   3.73
 Year ended 9/30/2003                        16.50               .18                      4.80                   4.98
 Period from 5/28/2002 to 9/30/2002          21.86               .07                     (5.43)                 (5.36)
Class R-5:
 Year ended 9/30/2005                        24.95               .45                      4.50                   4.95
 Year ended 9/30/2004                        21.37               .30                      3.53                   3.83
 Year ended 9/30/2003                        16.52               .23                      4.83                   5.06
 Period from 5/15/2002 to 9/30/2002          21.91               .09                     (5.48)                 (5.39)

Financial highlights(1)

                                                                          Dividends and distributions

                                                  Dividends
                                                  (from net           Distributions                  Total             Net asset
                                                 investment           (from capital          dividends and            value, end
                                                     income)                  gains)         distributions             of period
Class A:
 Year ended 9/30/2005                                 $(.26)                    $ -                  $(.26)               $29.53
 Year ended 9/30/2004                                  (.18)                      -                   (.18)                24.91
 Year ended 9/30/2003                                  (.17)                      -                   (.17)                21.33
 Year ended 9/30/2002                                  (.27)                      -                   (.27)                16.50
 Year ended 9/30/2001                                  (.30)                  (3.10)                 (3.40)                19.74
Class B:
 Year ended 9/30/2005                                  (.08)                      -                   (.08)                29.01
 Year ended 9/30/2004                                  (.04)                      -                   (.04)                24.50
 Year ended 9/30/2003                                  (.04)                      -                   (.04)                21.02
 Year ended 9/30/2002                                  (.16)                      -                   (.16)                16.28
 Year ended 9/30/2001                                  (.25)                  (3.10)                 (3.35)                19.53
Class C:
 Year ended 9/30/2005                                  (.08)                      -                   (.08)                28.88
 Year ended 9/30/2004                                  (.06)                      -                   (.06)                24.41
 Year ended 9/30/2003                                  (.07)                      -                   (.07)                20.97
 Year ended 9/30/2002                                  (.12)                      -                   (.12)                16.27
 Period from 3/15/2001 to 9/30/2001                    (.08)                      -                   (.08)                19.50
Class F:
 Year ended 9/30/2005                                  (.25)                      -                   (.25)                29.44
 Year ended 9/30/2004                                  (.19)                      -                   (.19)                24.84
 Year ended 9/30/2003                                  (.18)                      -                   (.18)                21.29
 Year ended 9/30/2002                                  (.25)                      -                   (.25)                16.49
 Period from 3/15/2001 to 9/30/2001                    (.10)                      -                   (.10)                19.72
Class 529-A:
 Year ended 9/30/2005                                  (.25)                      -                   (.25)                29.41
 Year ended 9/30/2004                                  (.19)                      -                   (.19)                24.83
 Year ended 9/30/2003                                  (.19)                      -                   (.19)                21.29
 Period from 2/15/2002 to 9/30/2002                       -                       -                      -                 16.49
Class 529-B:
 Year ended 9/30/2005                                  (.06)                      -                   (.06)                28.99
 Year ended 9/30/2004                                  (.04)                      -                   (.04)                24.51
 Year ended 9/30/2003                                  (.11)                      -                   (.11)                21.07
 Period from 2/15/2002 to 9/30/2002                       -                       -                      -                 16.41
Class 529-C:
 Year ended 9/30/2005                                  (.07)                      -                   (.07)                28.99
 Year ended 9/30/2004                                  (.05)                      -                   (.05)                24.51
 Year ended 9/30/2003                                  (.11)                      -                   (.11)                21.07
 Period from 2/15/2002 to 9/30/2002                       -                       -                      -                 16.41
Class 529-E:
 Year ended 9/30/2005                                  (.18)                      -                   (.18)                29.22
 Year ended 9/30/2004                                  (.13)                      -                   (.13)                24.69
 Year ended 9/30/2003                                  (.18)                      -                   (.18)                21.19
 Period from 3/1/2002 to 9/30/2002                        -                       -                      -                 16.47
Class 529-F:
 Year ended 9/30/2005                                  (.24)                      -                   (.24)                29.39
 Year ended 9/30/2004                                  (.20)                      -                   (.20)                24.80
 Year ended 9/30/2003                                  (.18)                      -                   (.18)                21.28
 Period from 9/17/2002 to 9/30/2002                       -                       -                      -                 16.50

Financial highlights (1)

                                                         Dividends and distributions

                                                  Dividends
                                                  (from net     Distributions                     Total           Net asset
                                                 investment     (from capital             dividends and          value, end
                                                     income)            gains)            distributions           of period
Class R-1:
 Year ended 9/30/2005                                 $(.10)              $ -                     $(.10)             $28.95
 Year ended 9/30/2004                                  (.11)                -                      (.11)              24.48
 Year ended 9/30/2003                                  (.17)                -                      (.17)              21.08
 Period from 6/17/2002 to 9/30/2002                       -                 -                         -               16.45
Class R-2:
 Year ended 9/30/2005                                  (.11)                -                      (.11)              28.98
 Year ended 9/30/2004                                  (.11)                -                      (.11)              24.52
 Year ended 9/30/2003                                  (.17)                -                      (.17)              21.10
 Period from 5/21/2002 to 9/30/2002                       -                 -                         -               16.45
Class R-3:
 Year ended 9/30/2005                                  (.21)                -                      (.21)              29.20
 Year ended 9/30/2004                                  (.16)                -                      (.16)              24.67
 Year ended 9/30/2003                                  (.19)                -                      (.19)              21.19
 Period from 6/4/2002 to 9/30/2002                        -                 -                         -               16.49
Class R-4:
 Year ended 9/30/2005                                  (.28)                -                      (.28)              29.37
 Year ended 9/30/2004                                  (.21)                -                      (.21)              24.80
 Year ended 9/30/2003                                  (.20)                -                      (.20)              21.28
 Period from 5/28/2002 to 9/30/2002                       -                 -                         -               16.50
Class R-5:
 Year ended 9/30/2005                                  (.32)                -                      (.32)              29.58
 Year ended 9/30/2004                                  (.25)                -                      (.25)              24.95
 Year ended 9/30/2003                                  (.21)                -                      (.21)              21.37
 Period from 5/15/2002 to 9/30/2002                       -                 -                         -               16.52

Financial highlights(1)

                                                                       atio of expenses       Ratio of expenses
                                                                              to average              to average          Ratio of
                                                         Net assets,     net assets before   net assets after    net income (loss)
                                               Total   end of period     reimbursements/         reimbursements/        to average
                                           return (3)   (in millions)            waivers              waivers (4)        net assets
Class A:
 Year ended 9/30/2005                         19.68%         $35,342                .77%              .74%              1.36%
 Year ended 9/30/2004                          17.65          30,011                 .78               .78               .93
 Year ended 9/30/2003                          30.48          25,388                 .83               .83               .93
 Year ended 9/30/2002                         (15.36)         20,497                 .82               .82               .84
 Year ended 9/30/2001                         (21.47)         25,094                 .78               .78              1.40
Class B:
 Year ended 9/30/2005                          18.76           1,493                1.54              1.51               .60
 Year ended 9/30/2004                          16.77           1,212                1.55              1.55               .18
 Year ended 9/30/2003                          29.44             863                1.62              1.62               .16
 Year ended 9/30/2002                         (16.04)            579                1.60              1.60               .11
 Year ended 9/30/2001                         (22.06)            445                1.57              1.57               .60
Class C:
 Year ended 9/30/2005                          18.67           1,197                1.60              1.57               .55
 Year ended 9/30/2004                          16.70             868                1.61              1.61               .14
 Year ended 9/30/2003                          29.39             485                1.66              1.66               .12
 Year ended 9/30/2002                         (16.05)            277                1.64              1.64               .14
 Period from 3/15/2001 to 9/30/2001           (12.78)             87                1.76  (5)         1.76   (5)        (.06) (5)
Class F:
 Year ended 9/30/2005                          19.62             786                 .82               .79              1.32
 Year ended 9/30/2004                          17.59             635                 .84               .84               .91
 Year ended 9/30/2003                          30.39             353                 .87               .87               .91
 Year ended 9/30/2002                         (15.41)            189                 .88               .88               .89
 Period from 3/15/2001 to 9/30/2001           (12.34)             60                 .90  (5)          .90   (5)         .84  (5)
Class 529-A:
 Year ended 9/30/2005                          19.55             427                 .85               .82              1.31
 Year ended 9/30/2004                          17.57             267                 .86               .86               .90
 Year ended 9/30/2003                          30.46             138                 .83               .83               .98
 Period from 2/15/2002 to 9/30/2002           (21.66)             55                 .96  (5)          .96   (5)         .95  (5)
Class 529-B:
 Year ended 9/30/2005                          18.54              81                1.71              1.68               .44
 Year ended 9/30/2004                          16.53              56                1.74              1.74               .01
 Year ended 9/30/2003                          29.21              31                1.78              1.78               .03
 Period from 2/15/2002 to 9/30/2002           (22.04)             12                1.76  (5)         1.76   (5)         .14  (5)
Class 529-C:
 Year ended 9/30/2005                          18.62             117                1.70              1.67               .46
 Year ended 9/30/2004                          16.56              75                1.73              1.72               .03
 Year ended 9/30/2003                          29.21              39                1.77              1.77               .05
 Period from 2/15/2002 to 9/30/2002           (22.04)             15                1.75  (5)         1.75   (5)         .16  (5)
Class 529-E:
 Year ended 9/30/2005                          19.16              26                1.18              1.15               .99
 Year ended 9/30/2004                          17.17              16                1.20              1.20               .56
 Year ended 9/30/2003                          29.92               8                1.23              1.23               .60
 Period from 3/1/2002 to 9/30/2002            (23.36)              2                1.21  (5)         1.21   (5)         .67  (5)
Class 529-F:
 Year ended 9/30/2005                          19.58               5                 .82               .79              1.35
 Year ended 9/30/2004                          17.50               3                 .95               .95               .84
 Year ended 9/30/2003                          30.25               1                 .97               .97               .89
 Period from 9/17/2002 to 9/30/2002            (6.52)              -(7)                -  (8)            -   (8)           -  (8)

Financial highlights (1)

                                                                       Ratio of expenses       Ratio of expenses
                                                                          to average net          to average net          Ratio of
                                                         Net assets,       assets before            assets after         net income
                                               Total   end of period     reimbursements/         reimbursements/         to average
                                              return    (in millions)            waivers              waivers (4)       net assets
Class R-1:
 Year ended 9/30/2005                         18.63%             $16               1.66%             1.59%                   .57%
 Year ended 9/30/2004                          16.71               8                1.69              1.63                    .16
 Year ended 9/30/2003                          29.35               3                1.89              1.65                    .20
 Period from 6/17/2002 to 9/30/2002           (20.61)              -(7)              .91               .47                    .04
Class R-2:
 Year ended 9/30/2005                          18.69             335                1.76              1.56                    .59
 Year ended 9/30/2004                          16.74             198                1.88              1.59                    .20
 Year ended 9/30/2003                          29.43              72                2.13              1.61                    .26
 Period from 5/21/2002 to 9/30/2002           (25.01)              4                 .74               .58                    .11
Class R-3:
 Year ended 9/30/2005                          19.31             665                1.10              1.07                   1.07
 Year ended 9/30/2004                          17.19             397                1.18              1.18                    .62
 Year ended 9/30/2003                          29.85             124                1.23              1.23                    .64
 Period from 6/4/2002 to 9/30/2002            (22.69)              5                 .45               .39                    .21
Class R-4:
 Year ended 9/30/2005                          19.60             515                 .79               .76                   1.40
 Year ended 9/30/2004                          17.64             271                 .83               .83                    .95
 Year ended 9/30/2003                          30.38              61                 .88               .87                    .91
 Period from 5/28/2002 to 9/30/2002           (24.52)              1                 .41               .30                    .36
Class R-5:
 Year ended 9/30/2005                          19.97           1,485                 .52               .49                   1.63
 Year ended 9/30/2004                          17.96           1,016                 .53               .52                   1.22
 Year ended 9/30/2003                          30.84              91                 .55               .55                   1.23
 Period from 5/15/2002 to 9/30/2002           (24.60)             60                 .20               .20                    .46





                                                                                 Year ended September 30
                                                             2005           2004             2003          2002        2001

Portfolio turnover rate for all classes of shares            30%            19%              28%           26%         32%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC.  During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes.
    In addition, during the start-up period for the retirement plan share classes (except Class R-5),
    CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than one cent.
(7) Amount less than $1 million.
(8) Amount less than .01 percent.


See Notes to Financial Statements

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of New Perspective Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities,  including the summary investment  portfolio,  and the related statements of operations and changes  in net assets  and the  financial  highlights  present  fairly,  in all material  respects,  the financial  position of New Perspective  Fund, Inc. (the
"Fund") at September 30, 2005,  the results of its  operations for the year then ended,  the  changes  in its net  assets for each of the two years in the period then ended and its financial  highlights for each of the periods  presented,  in conformity with accounting principles generally accepted in the United States of
America. These financial statements and financial highlights (hereafter referred to as "financial  statements") are the  responsibility of the Fund's management;
our responsibility is to express an opinion on these financial  statements based on our  audits.  We  conducted  our  audits  of these  financial  statements  in accordance with the standards of the Public Company  Accounting  Oversight Board
(United States).  Those standards  require that we plan and perform the audit to obtain reasonable  assurance about whether the financial  statements are free of material  misstatement.  An audit includes examining,  on a test basis, evidence supporting the amounts and  disclosures in the financial  statements,  assessing the accounting principles used and significant estimates made by management, and evaluating the overall  financial  statement  presentation.  We believe that our audits, which included confirmation of securities owned at September 30, 2005 by correspondence  with the custodian and brokers,  provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
November 9, 2005

Tax information unaudited

We are  required  to advise  you within 60 days of the  fund's  fiscal  year-end
regarding  the  federal  tax  status  of  certain   distributions   received  by
shareholders  during such fiscal year. The information below is provided for the fund's fiscal year ended September 30, 2005.

The amount of foreign tax credit passed through to  shareholders  for the fiscal year is  $65,343,000.  Foreign  source  income earned by the fund for the fiscal year was $683,517,000.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The fund designates 100% of the dividends received as qualified dividend income.

Corporate  shareholders may exclude up to 70% of qualifying dividends.  The fund designates $220,071,000 of dividends received as qualified dividend income.

For state tax  purposes,  certain  states may exempt from income  taxation  that portion of the income  dividends  paid by the fund that were derived from direct
U.S. government obligations.  The fund designates $1,094,000 as interest derived on direct U.S. government obligations.

INDIVIDUAL  SHAREHOLDERS  SHOULD  REFER  TO THEIR  FORM  1099-DIV  OR OTHER  TAX
INFORMATION  WHICH WILL BE MAILED IN JANUARY 2006 TO DETERMINE THE CALENDAR YEAR
AMOUNTS TO BE INCLUDED ON THEIR 2005 TAX RETURNS.  SHAREHOLDERS  SHOULD  CONSULT
THEIR TAX ADVISERS.

Expense example                                             unaudited

As a  shareholder  of the fund,  you incur two types of costs:  (1)  transaction costs such as initial sales charges on purchase payments and contingent deferred
sales  charges  on  redemptions  (loads);  and  (2)  ongoing  costs,   including
management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you  understand  your ongoing  costs (in dollars) of investing in the fund so you can compare  these costs with the ongoing  costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1,
2005, through September 30, 2005).

Actual expenses:

The  first  line of each  share  class in the  table on the next  page  provides information  about actual  account values and actual  expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses  that you paid over the period.  Simply  divide your  account  value by
$1,000 (for example,  an $8,600  account  value  divided by $1,000 = 8.6),  then multiply  the result by the number in the first line under the heading  entitled
"Expenses  paid during period" to estimate the expenses you paid on your account during  this  period.  There are some  account  fees that are charged to certain types of accounts,  such as Individual  Retirement  Accounts and  CollegeAmerica accounts  (generally,  a $10  fee  is  charged  to set  up  the  account  and an additional  $10 fee is charged to the account  annually) that would increase the
amount  of  expenses  paid  on  your  account.  In  addition,   retirement  plan
participants  may be subject to certain  fees charged by the plan  sponsor,  and
Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries,  typically  ranging  from  0.75%  to 1.50%  of  assets  annually depending  on services  offered.  You can  estimate  the impact of these fees by adding the amount of the fees to the total  estimated  expenses you paid on your account during the period as calculated above. In addition,  your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The  second  line of each  share  class in the table on the next  page  provides information about hypothetical account values and hypothetical expenses based on the actual  expense  ratio for the share class and an assumed  rate of return of
5.00% per year  before  expenses,  which is not the  actual  return of the share class. The hypothetical  account values and expenses may not be used to estimate the actual ending account  balance or expenses you paid for the period.  You may use this  information  to compare the ongoing costs of investing in the fund and other funds.  To do so, compare this 5.00%  hypothetical  example with the 5.00%
hypothetical examples that appear in the shareholder reports of the other funds.
There are some account fees that are charged to certain types of accounts,  such as Individual Retirement Accounts and CollegeAmerica accounts (generally,  a $10 fee is charged to set up the account and an additional $10 fee is charged to the account  annually)  that  would  increase  the amount of  expenses  paid on your account.  In addition,  retirement plan  participants  may be subject to certain fees charged by the plan sponsor,  and Class F and Class 529-F  shareholders may be subject to fees charged by financial  intermediaries,  typically ranging from
0.75% to 1.50% of assets nnually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses  you paid on your account  during the period as  calculated  above.  In addition,  your ending  account value would also be lower by the amount of these fees.

Please note that the  expenses  shown in the table are meant to  highlight  your ongoing  costs only and do not reflect any  transactional  costs,  such as sales charges (loads).  Therefore, the second line of each share class in the table is useful in comparing  ongoing  costs only,  and will not help you  determine  the
relative  total  costs  of  owning  different  funds.  In  addition,   if  these
transactional costs were included, your costs would have been higher.




                                           Beginning account   Ending account     Expenses paid       Annualized
                                              value 4/1/2005   value 9/30/2005   during period(1)   expense ratio
Class A -- actual return                          $1,000.00       $1,089.27               $3.77              .72%
Class A -- assumed 5% return                       1,000.00        1,021.46                3.65              .72
Class B -- actual return                           1,000.00        1,084.89                7.84             1.50
Class B -- assumed 5% return                       1,000.00        1,017.55                7.59             1.50
Class C -- actual return                           1,000.00        1,084.50                8.10             1.55
Class C -- assumed 5% return                       1,000.00        1,017.30                7.84             1.55
Class F -- actual return                           1,000.00        1,088.75                3.98              .76
Class F -- assumed 5% return                       1,000.00        1,021.26                3.85              .76
Class 529-A -- actual return                       1,000.00        1,088.85                4.19              .80
Class 529-A -- assumed 5% return                   1,000.00        1,021.06                4.05              .80
Class 529-B -- actual return                       1,000.00        1,084.14                8.62             1.65
Class 529-B -- assumed 5% return                   1,000.00        1,016.80                8.34             1.65
Class 529-C -- actual return                       1,000.00        1,084.51                8.57             1.64
Class 529-C -- assumed 5% return                   1,000.00        1,016.85                8.29             1.64
Class 529-E -- actual return                       1,000.00        1,086.66                5.86             1.12
Class 529-E -- assumed 5% return                   1,000.00        1,019.45                5.67             1.12
Class 529-F -- actual return                       1,000.00        1,089.31                3.51              .67
Class 529-F -- assumed 5% return                   1,000.00        1,021.71                3.40              .67
Class R-1 -- actual return                         1,000.00        1,084.67                8.20             1.57
Class R-1 -- assumed 5% return                     1,000.00        1,017.20                7.94             1.57
Class R-2 -- actual return                         1,000.00        1,084.98                8.10             1.55
Class R-2 -- assumed 5% return                     1,000.00        1,017.30                7.84             1.55
Class R-3 -- actual return                         1,000.00        1,087.49                5.65             1.08
Class R-3 -- assumed 5% return                     1,000.00        1,019.65                5.47             1.08
Class R-4 -- actual return                         1,000.00        1,088.98                3.82              .73
Class R-4 -- assumed 5% return                     1,000.00        1,021.41                3.70              .73
Class R-5 -- actual return                         1,000.00        1,090.70                2.52              .48
Class R-5 -- assumed 5% return                     1,000.00        1,022.66                2.43              .48


(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).

OTHER SHARE CLASS RESULTS                                            unaudited

Class B, Class C, Class F and Class 529

Figures  shown are past  results  and are not  predictive  of  results in future periods.  Current and future  results  may be lower or higher than those  shown.
Share prices and returns will vary,  so investors  may lose money.  For the most current information and month-end results, visit americanfunds.com.


Average annual total returns for periods ended September 30, 2005:

                                                                              1 year           5 years        Life of class

Class B shares -- first sold 3/15/00
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares
     are sold within six years of purchase                                   +13.76%           +2.92%            +1.80%
Not reflecting CDSC                                                          +18.76%           +3.27%            +1.96%

Class C shares -- first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                             +17.67%               --             +6.16%
Not reflecting CDSC                                                          +18.67%               --             +6.16%

Class F shares(1) -- first sold 3/15/01
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                      +19.62%               --             +7.00%

Class 529-A shares(2) -- first sold 2/15/02
Reflecting 5.75% maximum sales charge                                        +12.70%               --             +8.73%
Not reflecting maximum sales charge                                          +19.55%               --            +10.52%

Class 529-B shares(2) -- first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%,
     payable only if shares are sold within
     six years of purchase                                                   +13.54%               --             +8.89%
Not reflecting CDSC                                                          +18.54%               --             +9.55%

Class 529-C shares(2) -- first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase                          +17.62%               --             +9.58%
Not reflecting CDSC                                                          +18.62%               --             +9.58%

Class 529-E shares1,2 -- first sold 3/1/02                                    +19.16%               --             +9.63%

Class 529-F shares(1,2) -- first sold 9/17/02
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                      +19.58%               --            +19.35%


The fund's investment adviser waived 5% of its management fees from September 1,
2004,  through March 31, 2005, and increased the waiver to 10% on April 1, 2005.
Fund results shown reflect the waiver, without which they would have been lower.
Please see the Financial Highlights table on page 25 for details.

(1) These shares are sold without any initial or contingent deferred sales charge.
(2) Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

BOARD OF DIRECTORS

"NON-INTERESTED" DIRECTORS

                                             YEAR FIRST
                                               ELECTED
                                             A DIRECTOR
NAME AND AGE                               OF THE FUND(1)     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Elisabeth Allison, 59                           1991          Partner, ANZI, Ltd. (transactional work specializing in joint ventures and strategic alliances); Business negotiator, Harvard Medical School

Vanessa C.L. Chang, 53                          2000          Director, EL & EL Investments (real estate); former President and CEO,
                                                              ResolveItNow.com (insurance-related Internet company)

Robert A. Fox, 68                               1979          Managing General Partner, Fox Investments LP; retired President and
                                                              CEO, Foster Farms (poultry producer)

Jae H. Hyun, 56                                 2002          Chairman of the Board, Tong Yang Major Corp. (financial services)

Koichi Itoh, 65                                 1994          Executive Chairman of the Board, Itoh Building Co., Ltd. (building management); former President, Autosplice KK (electronics)

William H. Kling, 63                            1987          President, American Public Media Group

John G. McDonald, 68                            1978          Professor of Finance, Graduate School of Business, Stanford University

William I. Miller, 49                           1992          Chairman of the Board, Irwin Financial Corporation
Chairman of the Board
(Independent and Non-Executive)

Alessandro Ovi, 61                              2005          Special Adviser to the President of the European Commission; former
                                                              CEO, Tecnitel

Kirk P. Pendleton, 66                           1996          Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

Rozanne L. Ridgway, 70                          2000          Director of companies; Chair (non-executive), Baltic-American
                                                              Enterprise Fund; former co-chair, Atlantic Council of the United
                                                              States

"NON-INTERESTED" DIRECTORS

                                              NUMBER OF
                                             PORTFOLIOS
                                               IN FUND
                                             COMPLEX(2)
                                             OVERSEEN BY
NAME AND AGE                                  DIRECTOR        OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

Elisabeth Allison, 59                             3           Color Kinetics, Inc.

Vanessa C.L. Chang, 53                            3           None

Robert A. Fox, 68                                 7           Chemtura Corporation

Jae H. Hyun, 56                                   3           Tong Yang Investment Bank; Tong Yang Magic Inc.; Tong Yang Systems
                                                              Corp.

Koichi Itoh, 65                                   5           None

William H. Kling, 63                              6           Irwin Financial Corporation

John G. McDonald, 68                              8           iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation;
                                                              Varian, Inc.

William I. Miller, 49                             3           Cummins, Inc.
Chairman of the Board
(Independent and Non-Executive)

Alessandro Ovi, 61                                3           SEAT (Telecom Italia); ST Microelectronics

Kirk P. Pendleton, 66                             6           None

Rozanne L. Ridgway, 70                            3           Boeing; 3M Corporation; Emerson Electric; Manpower, Inc.; Sara Lee
                                                              Corporation

"INTERESTED" DIRECTORS(4)

                                             YEAR FIRST
                                             ELECTED A
                                             DIRECTOR OR      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                                OFFICER OF       POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                          THE FUND(1)       UNDERWRITER OF THE FUND

Gina H. Despres, 64                             1991          Senior Vice President, Capital Research and
Vice Chairman of the Board                                    Management Company; Senior Vice President, Capital Strategy Research,
                                                              Inc.(5)

Gregg E. Ireland, 55                            1991          Senior Vice President, Capital Research and
Vice Chairman of the Board                                    Management Company

Paul G. Haaga, Jr., 56                          2000          Executive Vice President and Director, Capital Research and Management
                                                              Company; Director, The Capital Group Companies, Inc.(5)

"INTERESTED" DIRECTORS(4)

                                              NUMBER OF
                                             PORTFOLIOS
                                               IN FUND
                                             COMPLEX(2)
NAME, AGE AND                                OVERSEEN BY
POSITION WITH FUND                            DIRECTOR        OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

Gina H. Despres, 64                               4           None
Vice Chairman of the Board

Gregg E. Ireland, 55                              1           None
Vice Chairman of the Board

Paul G. Haaga, Jr., 56                           16           None

Chairman Emeritus

Walter P. Stern, 77                               Vice Chairman of the Board, Capital International, Inc.;(5) Vice
                                                  Chairman of the Board, Capital Group International, Inc.(5)

President Emeritus

Jon B. Lovelace,(6) 78                            Chairman Emeritus, Capital Research and Management
                                                  Company

THE STATEMENT OF ADDITIONAL  INFORMATION  INCLUDES ADDITIONAL  INFORMATION ABOUT
FUND DIRECTORS AND IS AVAILABLE  WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN
FUNDS  SERVICE  COMPANY AT  800/421-0180.  THE  ADDRESS  FOR ALL  DIRECTORS  AND
OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

OTHER OFFICERS
                                             YEAR FIRST
                                               ELECTED        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                AN OFFICER       AND POSITIONS HELD WITH AFFILIATED ENTITIES OR
POSITION WITH FUND                         OF THE FUND(1)     THE PRINCIPAL UNDERWRITER OF THE FUND

Robert W. Lovelace,(6) 43                       2001          Senior Vice President, Capital Research and
President                                                     Management Company; Chairman of the Board, Capital Research Company;
                                                              (5) Director, The Capital Group Companies, Inc.(5)

Catherine M. Ward, 58                           1991          Senior Vice President and Director, Capital Research
Senior Vice President                                         and Management Company; Director, American Funds Service Company;(5)
                                                              Secretary and Director, Capital Group Research, Inc.(5)

Timothy P. Dunn, 44                             2000          Vice President, Capital Research and Management
Vice President                                                Company; Senior Vice President, Capital Research Company(5)

F. Galen Hoskin, 41                             2003          Senior Vice President, Capital Research Company(5)
Vice President

Jonathan O. Knowles, Ph.D., 44                  1998          Senior Vice President, Capital Research Company(5)
Vice President

David M. Riley, 38                              2003          Senior Vice President, Capital Research Company(5)
Vice President

Vincent P. Corti, 49                            1984          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

R. Marcia Gould, 51                             1993          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Dayna G. Yamabe, 38                             1998          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company


(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds)
    that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and
    Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.
(6) Robert W. Lovelace is the son of Jon B. Lovelace.

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
Four Embarcadero Center
San Francisco, CA 94111-4121

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several  ways to invest in New  Perspective  Fund.  Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more.  Other share  classes,  which are  generally  not available for certain employer-sponsored  retirement plans, have no up-front sales charges but are subject to additional  annual expenses and fees. Annual expenses for Class B shares  were 0.77  percentage  points  higher  than for Class A shares;  Class B shares  convert to Class A shares  after eight years of  ownership.  If redeemed within six years,  Class B shares may also be subject to a  contingent  deferred sales charge  ("CDSC") of up to 5% that declines over time.  Class C shares were subject to annual expenses 0.83 percentage  points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after  purchase.  Class C shares  convert  to Class F shares  after 10 years.  Class F  shares,  which are available only through certain fee-based programs offered by broker-dealer firms and  registered  investment  advisers,  had  higher  annual  expenses  (by  0.05 percentage  points)  than did Class A  shares,  and an  annual  asset-based  fee charged by the sponsoring firm.  Expenses are deducted from income earned by the fund. As a result,  dividends and investment  results will differ for each share class.

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT  OBJECTIVES,  RISKS,  CHARGES
AND EXPENSES OF THE AMERICAN FUNDS AND COLLEGEAMERICA.  THIS AND OTHER IMPORTANT
INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS AND THE COLLEGEAMERICA PROGRAM
DESCRIPTION,  WHICH CAN BE OBTAINED  FROM YOUR  FINANCIAL  ADVISER AND SHOULD BE
READ  CAREFULLY  BEFORE  INVESTING.  YOU MAY ALSO CALL  AMERICAN  FUNDS  SERVICE
COMPANY  (AFS)  AT   800/421-0180   OR  VISIT  THE  AMERICAN  FUNDS  WEBSITE  AT
AMERICANFUNDS.COM. IF YOU RESIDE IN A STATE OTHER THAN VIRGINIA, THERE MAY BE AN
IN-STATE  PLAN  THAT  PROVIDES  TAX AND OTHER  BENEFITS  NOT  AVAILABLE  THROUGH
COLLEGEAMERICA.  TALK TO YOUR TAX  ADVISER.  COLLEGEAMERICA  IS  DISTRIBUTED  BY
AMERICAN FUNDS DISTRIBUTORS AND SOLD THROUGH UNAFFILIATED INTERMEDIARIES.

"American Funds Proxy Voting  Guidelines" -- which describes how we vote proxies relating to  portfolio  securities  -- is  available  free of charge on the U.S.
Securities and Exchange Commission (SEC) website at www.sec.gov, on the American
Funds  website or upon  request by calling  AFS. The fund files its proxy voting record  with the SEC for the 12 months  ended  June 30 by August  31. The report also is available on the SEC and American Funds websites.

A complete  September 30, 2005,  portfolio of New Perspective Fund's investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New  Perspective  Fund files a complete list of its portfolio  holdings with the
SEC for the first and  third  quarters  of each  fiscal  year on Form N-Q.  This filing is available  free of charge on the SEC website.  You may also review or, for a fee, copy this filing at the SEC's Public  Reference  Room in  Washington,
D.C.  (800/SEC-0330).  Additionally,  the  list of  portfolio  holdings  also is available by calling AFS.

This report is for the information of shareholders of New Perspective  Fund, but it may also be used as sales  literature  when  preceded or  accompanied  by the current  prospectus,  which gives details about  charges,  expenses,  investment objectives  and operating  policies of the fund. If used as sales material after
December  31,  2005,  this  report  must be  accompanied  by an  American  Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

CollegeAmerica is sponsored by
Virginia College Savings Plan(SM)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent  philosophy that we firmly believe is in our investors' best interests.  The range of opportunities offered by our family of just 29  carefully  conceived,  broadly  diversified  funds has attracted over 30 million shareholder accounts.

Our unique combination of strengths includes these five factors:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
>  New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds
   Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds
   American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-907-1105P

Litho in USA DD/LPT/8065-S4885

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that Vanessa C.L. Chang, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2004	$97,000
2005	$100,000
b) Audit-Related Fees:
2004	none
2005	none
c) Tax Fees:
2004	$13,000
2005	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the registrant’s investments in non-U.S. jurisdictions.
c) All Other Fees:
2004	none
2005	none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2004	none
2005	none
c) Tax Fees:
2004	none
2005	none
d) All Other Fees:
2004	none
2005	none

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $13,000 for fiscal year 2004 and $29,000 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

[logo - American Funds (r)]

New Perspective Fund(R)
Investment portfolio

September 30, 2005


                                                                                                                        Market value
Common stocks -- 93.93%                                                                                      Shares            (000)
------------------------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 16.23%
Taiwan Semiconductor Manufacturing Co. Ltd.(1)                                                   332,205,741                $535,577
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)                                                  7,591,795                  62,405
Google Inc., Class A(2)                                                                            1,775,000                 561,717
Microsoft Corp.                                                                                   16,300,000                 419,399
Samsung Electronics Co., Ltd.(1)                                                                     697,450                 393,882
Hon Hai Precision Industry Co., Ltd.(1)                                                           66,061,234                 308,728
Cisco Systems, Inc.(2)                                                                            17,200,000                 308,396
Hewlett-Packard Co.                                                                                8,855,000                 258,566
Murata Manufacturing Co., Ltd.(1)                                                                  4,579,200                 255,587
Sun Microsystems, Inc.(2)                                                                         62,426,300                 244,711
ASML Holding NV(1,2)                                                                               7,270,000                 119,876
ASML Holding NV (New York registered)(2)                                                           6,313,000                 104,228
Micron Technology, Inc.(2)                                                                        16,490,000                 219,317
Applied Materials, Inc.                                                                           12,595,000                 213,611
Rohm Co., Ltd.(1)                                                                                  2,340,000                 203,162
Tokyo Electron Ltd.(1)                                                                             3,796,200                 202,010
Texas Instruments Inc.                                                                             5,950,000                 201,705
International Business Machines Corp.                                                              2,380,000                 190,924
Nortel Networks Corp.(2)                                                                          56,000,000                 182,560
Hoya Corp., when issued 11/2005(1,2)                                                               3,548,700                 117,912
Hoya Corp. (1)                                                                                     1,182,900                  39,304
Corning Inc.(2)                                                                                    7,500,000                 144,975
Advanced Micro Devices, Inc.(2)                                                                    5,500,000                 138,600
Chi Mei Optoelectronics Corp.(1)                                                                 108,381,266                 120,233
Telefonaktiebolaget LM Ericsson, Class B (ADR)                                                     1,600,000                  58,944
Telefonaktiebolaget LM Ericsson, Class B(1)                                                       15,830,000                  57,933
Lucent Technologies Inc.(2)                                                                       35,000,000                 113,750
Xerox Corp.(2)                                                                                     7,619,500                 104,006
Yahoo! Inc.(2)                                                                                     3,000,000                 101,520
SAP AG(1)                                                                                            554,500                  95,769
Molex Inc.                                                                                         3,340,000                  89,111
Agilent Technologies, Inc.(2)                                                                      2,500,000                  81,875
Altera Corp.(2)                                                                                    4,250,000                  81,217
Fujitsu Ltd.(1)                                                                                   12,000,000                  79,143
Flextronics International Ltd.(2)                                                                  6,000,000                  77,100
Motorola, Inc.                                                                                     3,000,000                  66,270
Canon, Inc.(1)                                                                                     1,000,000                  54,027
Hitachi, Ltd.(1)                                                                                   7,500,000                  47,531
Xilinx, Inc.                                                                                       1,625,000                  45,256
QUALCOMM Inc.(2)                                                                                   1,000,000                  44,750
Cadence Design Systems, Inc.(2)                                                                    2,750,000                  44,440


                                                                                                                        Market value
Common stocks                                                                                                Shares            (000)
------------------------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (continued)
TDK Corp.(1)                                                                                         550,000            $     39,235
KLA-Tencor Corp.                                                                                     740,897                  36,126
NEC Corp.(1)                                                                                       3,274,100                  17,753
Samsung Electro-Mechanics Co., Ltd.(1)                                                               235,000                   6,684
Konica Minolta Holdings, Inc.(1)                                                                     573,500                   5,217
                                                                                                                           6,895,042

FINANCIALS -- 13.39%
Allianz AG(1)                                                                                      3,209,000                 434,761
American International Group, Inc.                                                                 6,766,319                 419,241
Societe Generale(1)                                                                                3,485,000                 397,108
ING Groep NV(1)                                                                                   13,282,651                 396,085
Erste Bank der oesterreichischen Sparkassen AG(1)                                                  6,921,292                 370,265
UFJ Holdings, Inc.(1,2)                                                                               39,758                 323,720
Bayerische Hypo- und Vereinsbank AG(1,2)                                                          11,429,900                 322,581
HSBC Holdings PLC(1)                                                                              16,500,953                 267,268
Citigroup Inc.                                                                                     5,856,667                 266,595
DEPFA BANK PLC(1)                                                                                 16,101,070                 258,920
J.P. Morgan Chase & Co.                                                                            6,000,000                 203,580
DBS Group Holdings Ltd.(1)                                                                        20,550,000                 191,716
Macquarie Bank Ltd.(1)                                                                             3,308,000                 190,228
Royal Bank of Scotland Group PLC(1)                                                                6,610,446                 187,926
Banco Santander Central Hispano, SA(1)                                                            14,233,764                 187,394
Mizuho Financial Group, Inc.(1)                                                                       27,100                 172,484
Westpac Banking Corp.(1)                                                                           9,716,763                 156,652
Sumitomo Mitsui Financial Group, Inc.(1)                                                              13,461                 126,933
Bank of Nova Scotia                                                                                3,300,000                 123,388
UBS AG(1)                                                                                          1,279,603                 108,680
Credit Suisse Group(1)                                                                             2,225,640                  98,683
Royal Bank of Canada                                                                               1,239,500                  90,416
QBE Insurance Group Ltd.(1)                                                                        5,218,492                  74,206
Groupe Bruxelles Lambert SA(1)                                                                       675,000                  66,008
Willis Group Holdings Ltd.                                                                         1,550,000                  58,202
Sompo Japan Insurance Inc.(1)                                                                      4,297,000                  56,916
Credit Agricole SA(1)                                                                              1,563,000                  45,881
Fortis(1)                                                                                          1,150,000                  33,244
Deutsche Bank AG(1)                                                                                  267,700                  25,070
Bank of America Corp.                                                                                500,000                  21,050
Manulife Financial Corp.                                                                             300,000                  16,021
                                                                                                                           5,691,222

ENERGY -- 10.06%
Royal Dutch Shell PLC, Class B(1)                                                                 12,973,621                 447,181
Royal Dutch Shell PLC, Class A (ADR)                                                               5,255,000                 344,938
Petroleo Brasileiro SA - Petrobras, preferred nominative (ADR)                                     5,230,000                 333,413
Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR)                                      3,894,900                 278,446
ENI SpA(1)                                                                                        11,805,000                 350,278
Halliburton Co.                                                                                    5,100,000                 349,452
Canadian Natural Resources, Ltd.                                                                   6,280,000                 283,979
TOTAL SA(1)                                                                                        1,036,100                 282,436
Norsk Hydro ASA(1)                                                                                 2,164,000                 241,221
Baker Hughes Inc.                                                                                  3,700,000                 220,816
Chevron Corp.                                                                                      2,778,732                 179,867
Schlumberger Ltd.                                                                                  2,130,000                 179,729


                                                                                                                        Market value
Common stocks                                                                                                Shares            (000)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (continued)
Anadarko Petroleum Corp.                                                                           1,500,000             $   143,625
Reliance Industries Ltd.(1)                                                                        7,596,600                 137,351
Technip SA(1)                                                                                      2,150,000                 127,155
Imperial Oil Ltd.                                                                                  1,100,000                 126,566
Exxon Mobil Corp.                                                                                  1,235,000                  78,472
Apache Corp.                                                                                       1,000,000                  75,220
ConocoPhillips                                                                                       800,000                  55,928
Transocean Inc.(2)                                                                                   616,500                  37,798
                                                                                                                           4,273,871

CONSUMER DISCRETIONARY -- 9.73%
Hyundai Motor Co.(1)                                                                               4,828,530                 379,661
Toyota Motor Corp.(1)                                                                              7,800,000                 357,449
News Corp. Inc., Class A                                                                          18,990,571                 296,063
News Corp. Inc., Class B                                                                           3,220,000                  53,130
Bridgestone Corp.(1)                                                                              15,732,000                 337,377
Time Warner Inc.                                                                                  17,515,000                 317,197
Honda Motor Co., Ltd.(1)                                                                           5,300,000                 299,890
Kingfisher PLC(1)                                                                                 70,889,447                 270,554
Industria de Diseno Textil, SA(1)                                                                  5,921,100                 173,972
Grupo Televisa, SA, ordinary participation certificates (ADR)                                      2,416,400                 173,280
Esprit Holdings Ltd.(1)                                                                           21,614,000                 161,919
Starbucks Corp.(2)                                                                                 3,000,000                 150,300
Lagardere Groupe SCA(1)                                                                            1,800,000                 127,897
Volkswagen AG(1)                                                                                   1,946,900                 119,976
Pearson PLC(1)                                                                                     8,326,000                  96,735
MGM Mirage, Inc.(2)                                                                                2,000,000                  87,540
Suzuki Motor Corp.(1)                                                                              4,360,000                  80,757
Sharp Corp.(1)                                                                                     5,500,000                  79,691
Sony Corp.(1)                                                                                      2,250,000                  73,958
Discovery Holding Co.(2)                                                                           4,429,900                  63,968
Renault SA(1)                                                                                        600,000                  56,986
Mediaset SpA(1)                                                                                    4,500,000                  53,244
Carnival Corp., units                                                                              1,000,000                  49,980
Reed Elsevier PLC(1)                                                                               5,100,000                  47,131
Bayerische Motoren Werke AG(1)                                                                       864,600                  40,648
Dow Jones & Co., Inc.                                                                              1,000,000                  38,190
Koninklijke Philips Electronics NV(1)                                                              1,250,000                  33,286
Reuters Group PLC(1)                                                                               4,825,000                  31,835
Clear Channel Communications, Inc.                                                                   850,000                  27,956
General Motors Corp.                                                                                 900,000                  27,549
Cie. Financiere Richemont AG, units, Class A(1)                                                      555,291                  22,042
Liberty Media Corp., Class A(2)                                                                      400,000                   3,220
Antena 3 Television, SA(1)                                                                            78,708                   1,428
Liberty Global, Inc., Class A(2)                                                                      24,000                     650
TI Automotive Ltd., Class A(1,2)                                                                   4,578,091                    --
                                                                                                                           4,135,459

MATERIALS -- 9.05%
Newmont Mining Corp.                                                                              10,650,000                 502,360
POSCO(1)                                                                                           1,849,160                 416,703
Barrick Gold Corp.                                                                                10,000,000                 290,500
Nitto Denko Corp.(1)                                                                               4,764,900                 268,365
Dow Chemical Co.                                                                                   6,070,100                 252,941


                                                                                                                        Market value
Common stocks                                                                                                Shares            (000)
------------------------------------------------------------------------------------------------------------------------------------

MATERIALS (continued)
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                                   5,380,000             $   235,967
Placer Dome Inc.                                                                                  12,250,000                 210,087
Alcoa Inc.                                                                                         8,453,300                 206,430
BASF AG(1)                                                                                         2,360,000                 177,560
Anglo American PLC(1)                                                                              5,000,000                 150,534
Georgia-Pacific Corp., Georgia-Pacific Group                                                       4,000,000                 136,240
International Paper Co.                                                                            4,430,000                 132,014
Gold Fields Ltd.(1)                                                                                7,650,855                 114,126
L'Air Liquide(1)                                                                                     517,000                  95,263
AngloGold Ashanti Ltd.(1)                                                                          2,110,000                  90,854
Weyerhaeuser Co.                                                                                   1,300,000                  89,375
BHP Billiton Ltd.(1)                                                                               5,000,000                  85,292
Akzo Nobel NV(1)                                                                                   1,805,000                  78,693
Rohm and Haas Co.                                                                                  1,700,000                  69,921
Smurfit-Stone Container Corp.(2)                                                                   6,700,000                  69,412
Holcim Ltd.(1)                                                                                     1,028,571                  68,310
Alcan Inc.                                                                                         1,575,000                  49,975
Bayer AG(1)                                                                                        1,100,000                  40,312
Valspar Corp.                                                                                        382,100                   8,544
Abitibi-Consolidated Inc.                                                                          1,272,755                   5,119
                                                                                                                           3,844,897

CONSUMER STAPLES -- 8.22%
Altria Group, Inc.                                                                                11,312,500                 833,844
Cia. de Bebidas das Americas - AmBev, preferred nominative (ADR)                                  13,467,500                 500,722
Cia. de Bebidas das Americas - AmBev, ordinary nominative (ADR)                                    2,135,000                  64,050
Nestle SA(1)                                                                                       1,625,150                 476,290
Koninklijke Ahold NV(1,2)                                                                         47,314,666                 358,080
Groupe Danone(1)                                                                                   2,290,000                 247,226
PepsiCo, Inc.                                                                                      3,275,000                 185,725
Unilever NV(1)                                                                                     2,102,500                 149,624
Unilever NV (New York registered)                                                                    395,000                  28,223
Avon Products, Inc.                                                                                5,566,400                 150,293
Coca-Cola Co.                                                                                      3,300,000                 142,527
Tesco PLC(1)                                                                                      25,425,000                 138,837
Anheuser-Busch Companies, Inc.                                                                     2,435,000                 104,802
Diageo PLC(1)                                                                                      3,085,000                  44,328
Wal-Mart de Mexico, SA de CV, Series V                                                             7,416,996                  37,714
Unilever PLC(1)                                                                                    2,854,010                  29,851
                                                                                                                           3,492,136

HEALTH CARE -- 8.07%
Roche Holding AG(1)                                                                                6,538,600                 909,060
Sanofi-Aventis(1)                                                                                 10,453,112                 864,718
AstraZeneca PLC (Sweden)(1)                                                                        7,947,809                 370,568
AstraZeneca PLC (United Kingdom)(1)                                                                  550,000                  25,657
Novo Nordisk A/S, Class B(1)                                                                       5,195,000                 257,022
UCB NV(1)                                                                                          4,458,724                 235,766
Novartis AG(1)                                                                                     1,625,000                  82,489
Novartis AG (ADR)                                                                                    925,000                  47,175
Bristol-Myers Squibb Co.                                                                           4,700,000                 113,082
Chugai Pharmaceutical Co., Ltd.(1)                                                                 5,347,100                 101,998
Medtronic, Inc.                                                                                    1,660,000                  89,009
Shionogi & Co., Ltd.(1)                                                                            6,230,000                  84,683


                                                                                                                        Market value
Common stocks                                                                                                Shares            (000)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (continued)
Schering-Plough Corp.                                                                              3,000,000          $       63,150
Amgen Inc.(2)                                                                                        680,000                  54,176
Forest Laboratories, Inc.(2)                                                                       1,200,000                  46,764
H. Lundbeck A/S(1)                                                                                 1,446,297                  36,760
Smith & Nephew PLC(1)                                                                              3,625,000                  30,397
Elan Corp., PLC (ADR)(2)                                                                           2,000,000                  17,720
                                                                                                                           3,430,194

TELECOMMUNICATION SERVICES -- 7.10%
Vodafone Group PLC(1)                                                                            382,220,425                 994,902
Telefonica, SA(1)                                                                                 31,962,675                 524,574
Deutsche Telekom AG(1)                                                                            20,129,550                 367,077
Koninklijke KPN NV(1)                                                                             39,601,700                 355,704
France Telecom, SA(1)                                                                             12,225,000                 351,945
America Movil SA de CV, Series L (ADR)                                                             6,765,000                 178,055
Portugal Telecom, SGPS, SA(1)                                                                     12,905,700                 117,899
AT&T Corp.                                                                                         5,050,000                  99,990
Singapore Telecommunications Ltd.(1)                                                              17,195,285                  24,887
                                                                                                                           3,015,033

INDUSTRIALS -- 5.85%
Tyco International Ltd.                                                                           17,312,500                 482,153
General Electric Co.                                                                              10,760,500                 362,306
United Parcel Service, Inc., Class B                                                               3,951,700                 273,181
FANUC LTD(1)                                                                                       2,956,000                 239,905
Sandvik AB(1)                                                                                      4,000,000                 199,031
Siemens AG(1)                                                                                      2,100,000                 162,072
Asahi Glass Co., Ltd.(1)                                                                          14,692,000                 154,350
Ryanair Holdings PLC (ADR)(2)                                                                      2,893,500                 131,741
3M Co.                                                                                             1,640,000                 120,310
SMC Corp.(1)                                                                                         460,000                  61,221
Wesfarmers Ltd.(1)                                                                                 1,800,000                  55,092
Parker Hannifin Corp.                                                                                700,000                  45,017
Deere & Co.                                                                                          700,000                  42,840
Caterpillar Inc.                                                                                     720,000                  42,300
Boeing Co.                                                                                           475,000                  32,276
Adecco SA(1)                                                                                         655,000                  29,910
Lockheed Martin Corp.                                                                                475,000                  28,994
Monster Worldwide Inc.(2)                                                                            685,000                  21,036
                                                                                                                           2,483,735

UTILITIES -- 2.10%
E.ON AG(1)                                                                                         3,300,000                 303,273
Veolia Environnement(1)                                                                            5,230,275                 220,894
Scottish Power PLC(1)                                                                             16,676,000                 168,159
National Grid Transco PLC(1)                                                                      15,387,944                 144,323
Gas Natural SDG, SA(1)                                                                             1,969,543                  57,363
                                                                                                                             894,012

MISCELLANEOUS -- 4.13%
Other common stocks in initial period of acquisition                                                                       1,755,993

Total common stocks (cost: $28,472,931,000)                                                                               39,911,594


                                                                                                                        Market value
Warrants -- 0.02%                                                                                           Shares            (000)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIALS -- 0.02%
ING Groep NV, warrants, expire 2008(2)                                                             1,265,000              $    6,919

CONSUMER DISCRETIONARY -- 0.00%
NTL Inc., Series A, warrants, expire 2011(2)                                                          39,037                      24

Total warrants (cost: $91,917,000)                                                                                             6,943

                                                                                                   Principal amount
Bonds & notes -- 0.00%                                                                                         (000)
------------------------------------------------------------------------------------------------------------------------------------

MATERIALS -- 0.00%
Cia. Vale do Rio Doce 0% (undated)                                                                             R$38              --

Total bonds & notes (cost: $0)                                                                                                   --

Short-term securities -- 5.79%
------------------------------------------------------------------------------------------------------------------------------------

Danske Corp., Series A, 3.54%-3.73% due 10/11-11/21/2005                                                   $172,500          172,046
Barclays U.S. Funding Corp. 3.545%-3.785% due 10/3-12/14/2005                                        159,400                 158,988
CBA (Delaware) Finance Inc. 3.68%-3.90% due 11/16-12/19/2005                                         125,000                 124,147
HBOS Treasury Services PLC 3.47%-3.51% due 10/7-10/19/2005                                           103,300                 103,174
Toronto-Dominion Bank 3.745%-3.85% due 11/2-12/2/2005                                                100,000                  99,993
Mont Blanc Capital Corp. 3.72%-3.75% due 10/17-10/27/2005(3)                                         100,000                  99,766
American Honda Finance Corp. 3.61%-3.72% due 10/24-10/26/2005                                        100,000                  99,742
Dexia Delaware LLC 3.66%-3.705% due 10/28-11/17/2005                                                 100,000                  99,619
CAFCO, LLC 3.54%-3.80% due 10/5-11/16/2005(3)                                                        100,000                  99,601
Amsterdam Funding Corp. 3.60%-3.81% due 10/14-11/18/2005(3)                                          100,000                  99,596
Stadshypotek Delaware Inc. 3.72% due 11/10/2005(3)                                                   100,000                  99,576
ANZ National (International) Ltd. 3.615%-3.75% due 10/17-11/21/2005(3)                               100,000                  99,567
Bank of Ireland 3.67%-3.80% due 11/7-11/29/2005(3)                                                   100,000                  99,491
Societe Generale North America Inc. 3.59%-3.625% due 10/17-10/26/2005                                 92,300                  92,110
Rabobank USA Financial Corp. 3.50%-3.59% due 10/12-10/24/2005                                         85,550                  85,413
Allied Irish Banks North America Inc. 3.79%-3.81% due 11/29-11/30/2005(3)                             80,000                  79,496
Depfa Bank PLC 3.64%-3.755% due 10/26-11/14/2005(3)                                                   75,000                  74,755
Total Capital SA 3.66%-3.755% due 10/31-11/22/2005(3)                                                 75,000                  74,621
Freddie Mac 3.42%-3.65% due 10/11-11/1/2005                                                           69,500                  69,331
Toyota Motor Credit Corp. 3.63%-3.83% due 10/20-12/6/2005                                             61,400                  61,154
BNP Paribas Finance Inc. 3.605% due 10/18/2005                                                        50,000                  49,911
Siemens Capital Co. LLC 3.61% due 10/19/2005                                                          50,000                  49,909
Park Avenue Receivables Co., LLC 3.66%-3.75% due 10/21-10/27/2005(3)                                  50,000                  49,876
Royal Bank of Scotland PLC 3.64% due 11/8/2005                                                        50,000                  49,805
Westpac Capital Corp. 3.50%-3.855% due 10/17-12/15/2005                                               50,000                  49,761
KfW International Finance Inc. 3.72% due 12/15/2005(3)                                                50,000                  49,606
Fannie Mae 3.60% due 11/9/2005                                                                        45,100                  44,914


                                                                                                   Principal amount     Market value
Short-term securities                                                                                         (000)            (000)
------------------------------------------------------------------------------------------------------------------------------------

Bank of Montreal 3.54% due 10/3/2005                                                                 $25,000          $       25,000
National Australia Funding (Delaware) Inc. 3.73% due 11/4/2005(3)                                     25,000                  24,909
Federal Home Loan Bank 3.52% due 10/19/2005                                                           23,000                  22,955
BMW U.S. Capital Corp. 3.64% due 11/14/2005(3)                                                        20,500                  20,405
International Lease Finance Corp. 3.62% due 10/28/2005                                                20,000                  19,944
UBS Finance (Delaware) LLC 3.86% due 10/3/2005                                                        11,300                  11,296

Total short-term securities (cost: $2,460,394,000)                                                                         2,460,477

Total investment securities (cost: $31,025,242,000)                                                                       42,379,014
Other assets less liabilities                                                                                                111,374

Net assets                                                                                                               $42,490,388


"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

(1)  Valued  under fair value  procedures  adopted by  authority of the Board of
     Directors.  At September 30, 2005, 142 of the fund's securities,  including those in "Miscellaneous"  (with aggregate value of  $23,406,235,000),  were fair valued  under  procedures  that took into  account  significant  price changes that occurred  between the close of trading in those securities and the close of regular trading on the New York Stock Exchange.

(2)  Security did not produce income during the last 12 months.

(3)  Purchased  in a private  placement  transaction;  resale  may be limited to
     qualified   institutional   buyers;   resale  to  the  public  may  require
     registration.  The  total  value  of all  such  restricted  securities  was
     $971,265,000, which represented 2.29% of the net assets of the fund.

ADR = American Depositary Receipts

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
New Perspective Fund, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of New Perspective Fund, Inc. (the "Fund") as of September 30, 2005, and for the year then ended and have issued our unqualified report thereon dated November 9, 2005 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of September 30, 2005 appearing in Item 6 of this Form N-CSR. This Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on this portfolio based on our audit.
In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
November 9, 2005

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating Committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating Committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a) (1) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a) (2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW PERSPECTIVE FUND, INC.

By /s/ Robert W. Lovelace
Robert W. Lovelace, President and PEO

Date: December 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert W. Lovelace
Robert W. Lovelace, President and PEO

Date: December 8, 2005

By /s/ R. Marcia Gould
R. Marcia Gould, Treasurer and PFO

Date: December 8, 2005